PROSPECTUS MARCH 1, 2007

AS REVISED JUNE 25, 2007

AXA ENTERPRISE FUNDS TRUST

AXA Enterprise Global Financial Services Fund

AXA Enterprise Socially Responsible Fund

The Securities and Exchange Commission has not approved any fund’s shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

ENTERPRISE

Fund Distributors, Inc.

An AXA Financial Company

(66039)

INTRODUCTION

AXA Enterprise Funds Trust (the “Trust”) is comprised of distinct mutual funds, each with its own investment strategy and risk/reward profile. This prospectus describes Class A, Class B, Class C and Class Y shares of each of the AXA Enterprise Funds listed on the table of contents. Each fund is a diversified fund. Information on each fund, including investment objectives, investment strategies and investment risks, can be found on the pages following this introduction. In addition, a Glossary of Terms can also be found at the back of this prospectus. There is no assurance that a fund will achieve its investment objective. The investment objectives and policies of a fund are not fundamental policies and may be changed without a shareholder vote, except where otherwise noted. As described more fully on the following pages, some of the funds have a policy to invest at least 80% of their net assets (plus borrowings for investment purposes) in a particular type of investment suggested by their name. These policies may not be changed without providing at least sixty (60) days’ written notice to shareholders of the relevant fund.

The investment manager to each fund is AXA Equitable Life Insurance Company (“AXA Equitable” or the “Manager”). The day-to-day portfolio management of each fund is provided by one or more investment sub-advisers selected by AXA Equitable. Information regarding AXA Equitable and the sub-advisers is included under “Management Team” in this prospectus. AXA Equitable may allocate a fund’s assets to additional sub-advisers subject to approval of the Trust’s board of trustees. In addition, AXA Equitable monitors each sub-adviser and may, subject to the approval of the Trust’s Board of Trustees, appoint, dismiss and replace sub-advisers and amend sub-advisory agreements without obtaining shareholder approval. If a new sub-adviser is retained for a fund, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an “affiliated person” of AXA Equitable (as that term is defined in Section 2(a)(3) of the Investment Company Act of 1940, as amended (“1940 Act”)) (“Affiliated Sub-adviser”), such as AllianceBernstein L.P., unless the sub-advisory agreement with the Affiliated Sub-adviser is approved by the affected fund’s shareholders.

The distributor for each fund is Enterprise Fund Distributors, Inc.

An investment in a fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosures carefully before investing.

Table of

AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND

Manager:	AXA Equitable

Sub-adviser:	AllianceBernstein L.P.

Key Terms

•	Sector Fund — A fund that invests in only a subset of the overall market, in this case the Financial Services Sector.

Investment Goal

Capital appreciation.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in securities of domestic and foreign financial services companies. The fund generally considers a financial services company to be a firm that in its most recent fiscal year either (i) derived at least 50% of its revenues or earnings from financial services activities, or (ii) devoted at least 50% of its assets to such activities. Financial services companies provide financial services to consumers and businesses and include the following types of U.S. and foreign firms: commercial banks, thrift institutions and their holding companies; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate financing firms; leasing firms; credit card companies; government sponsored financial enterprises; investment companies; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line property and casualty, life insurance companies and insurance holding companies.

The fund intends to invest primarily in common stocks, but it may also invest in other securities that the sub-adviser believes provide opportunities for capital appreciation, such as preferred stocks, warrants and securities convertible into common stock. Under normal circumstances, the fund will invest a significant portion of its assets in the securities of companies located outside the U.S., including securities of companies in emerging markets. The fund may invest in companies of any size.

The sub-adviser utilizes an investment approach that combines fundamental and quantitative research to identify securities of financial services companies that are attractively priced relative to their expected returns. In choosing investments, the sub-adviser utilizes a process that involves researching and evaluating companies for potential investment. The sub-adviser employs a long-term approach to forecasting the earnings and growth potential of companies and attempts to construct a global portfolio that will produce maximum returns at a given risk level. The sub-adviser may sell a security for a variety of reasons, such as to invest in a company believed by the sub-adviser to offer superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•

Currency Risk — The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income.

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Financial Services Sector Risk — The value of the fund’s shares is particularly vulnerable to factors affecting the financial services sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition. The value of the fund’s shares could experience significantly greater volatility than funds investing in a diversified portfolio of securities.

•

Foreign Investing and Emerging Markets Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Interest Rate Risk — The risk of market losses attributable to changes in interest rates. Generally, the financial services industry is more sensitive to fluctuations in interest rates than the economy as a whole. In general, the prices of fixed-income securities rise when interest rates fall, and fall when interest rates rise. While rising interest rates will cause a decline in the value of any fixed-income securities the fund holds, falling interest rates or deteriorating economic conditions can adversely affect the performance of financial services companies’ stock.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-adviser and its securities selections fail to produce the intended result.

•

Small- and Mid-Capitalization Risk — Risk is greater for the securities of small- and mid-capitalization companies because they generally are more vulnerable than larger companies to adverse business or economic developments and they may have more limited resources. The securities of small- and mid-capitalization companies also may trade less frequently and in smaller volume than larger companies. As a result, the value of such securities may be more volatile than the securities of larger companies, and the fund may experience difficulty in purchasing or selling such securities at the desired time and price. In general, these risks are greater for small-capitalization companies than for mid-capitalization companies.

•	Sub-adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

More information about the risks of an investment in the fund is provided below in “More About Investment Strategies & Risks.”

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and may include the effect of expense limitations that were in place during the periods shown. Since AXA Equitable may add to, dismiss or replace the sub-adviser in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance.

The fund’s performance shown below is principally the performance of its predecessor registered investment company, the Enterprise Global Financial Services Fund (the “Enterprise Fund”). On June 3, 2005, the fund merged with the Enterprise Fund, a series of The Enterprise Group of Funds, Inc., which is a separate investment company managed by Enterprise Capital Management, Inc., an affiliate of AXA Equitable, and assumed its operating history and performance record.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class Y shares. The inception date for the Class Y shares of the fund is October 1, 1998. The returns for the fund’s Class A, B and C shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
24.43% (2nd Quarter 2003)	–23.67% (3rd Quarter 2002)

Average Annual Total Returns

for the periods ended December 31, 2006

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2006)	1 Year	5 Years	Since Inception*
Class A—Return Before Taxes	15.32%	14.53%	11.91%
Return After Taxes on Distributions	14.12%	13.25%	10.76%
Return After Taxes on Distributions & Sale of Fund Shares	11.15%	12.14%	9.94%
Class B—Return Before Taxes	15.52%	14.80%	11.94%
Return After Taxes on Distributions	14.49%	13.72%	10.95%
Return After Taxes on Distributions & Sale of Fund Shares	11.36%	12.52%	10.10%
Class C—Return Before Taxes	19.44%	14.99%	11.95%
Return After Taxes on Distributions	18.41%	13.91%	10.97%
Return After Taxes on Distributions & Sale of Fund Shares	13.91%	12.69%	10.11%
Class Y—Return Before Taxes	21.63%	16.15%	13.07%
Return After Taxes on Distributions	20.19%	14.67%	11.73%
Return After Taxes on Distributions & Sale of Fund Shares	15.31%	13.46%	10.87%
MSCI World Financial Services Index**	23.70%	13.43%	N/A
*	The inception date for each class of shares is October 1, 1998.
**	Index returns do not reflect any deductions for fees, expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the section “Description of Benchmarks.”

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees

(fees paid directly from your investment)

	CLASS A		CLASS B		CLASS C		CLASS Y
Maximum sales charge (load)[1]	4.75%		5.00%		1.00%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[2]	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[3]	5.00%	[4]	1.00%	[5]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[6]	2.00%		2.00%		2.00%		2.00%
Maximum Account fees	*		*		*		*

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	CLASS A	CLASS B	CLASS C	CLASS Y
Management fee	0.83%	0.83%	0.83%	0.83%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	0.45%	1.00%	1.00%	None
Other expenses	0.60%	0.60%	0.60%	0.60%
Total operating expenses	1.88%	2.43%	2.43%	1.43%
Less fee waiver/expense reimbursement[7]	(0.13)%	(0.13%)	(0.13)%	(0.13)%
Net operating expenses**	1.75%	2.30%	2.30%	1.30%
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	This sales charge varies depending upon how much you invest. See “How Sales Charges are Calculated.”
[3]

If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans and $500,000 or more for certain individual retirement accounts) of Class A shares at net asset value and redeem those shares within 12 months of the end of the calendar month of their purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.

[4]

This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See “How Sales Charges are Calculated.”

[5]	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “How Sales Charges are Calculated.”
[6]

If you redeem or exchange shares of the fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged generally will be assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

[7]

Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the fund through February 28, 2008 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of other investment companies in which the fund invests and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after February 28, 2008. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement.”

*	The fund will deduct a $35 annual fee from accounts with a balance of less than $1,500.
**	A portion of the brokerage commissions that the fund pays is used to reduce the fund’s expenses. Including this reduction, the Net Operating Expenses for the fund’s Class A, Class B, Class C and Class Y shares for the fiscal year ended October 31, 2006 were 1.74%, 2.29%, 2.29% and 1.29%.

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect costs of investing in the fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the fund. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$644	$733	$233	$333	$233	$132
3 years	$1,026	$1,145	$745	$745	$745	$440
5 years	$1,431	$1,484	$1,284	$1,284	$1,284	$769
10 years	$2,561	$2,621	$2,621	$2,756	$2,756	$1,702
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

AXA ENTERPRISE SOCIALLY RESPONSIBLE FUND

Manager:	AXA Equitable

Sub-adviser:	Brandywine Global Investment Management, LLC

Key Terms

•	Sector Fund — A fund that invests in only a subset of the overall market, in this case the Socially Responsible Sector.

Investment Goal

Total return.

Principal Investment Strategies

Under normal circumstances, the fund intends to invest primarily in equity securities of U.S. companies that the sub-adviser believes are socially responsible. The fund also may invest, to a limited extent, in foreign securities.

In selecting investments, the sub-adviser utilizes a disciplined investment process that applies proven quantitative methods and experienced fundamental judgment. The sub-adviser believes that those stocks with the lowest prices relative to current earnings, book value and cash flow provide superior returns over market cycles. Through fundamental analysis, the sub-adviser seeks to understand the reasons a stock is undervalued or out-of-favor and to identify those companies most likely to return to normal valuation levels and profitability. The sub-adviser’s conclusions are based on its evaluation of a company’s position in the earnings cycle, financial condition, competitive position and management. In addition, the sub-adviser focuses on long-term and cyclical industry trends in order to identify and measure the risks associated with a company’s business. The sub-adviser then employs social screens (e.g., products, weapons, production, environment, involvement with nuclear energy, fair employment and labor issues, and human rights) to select investments consistent with the fund’s social objectives. Typically, the sub-adviser seeks to hold approximately 60-75 stocks in the fund. The sub-adviser may sell a security for a variety of reasons, such as to invest in a company believed to offer superior investment opportunities.

The fund actively looks for companies that are developing solutions to significant social problems. The sub-adviser evaluates companies for their criteria in the following areas:

•	Human Rights — companies’ policies toward matters of justice and equity and a living wage and toward operating in countries with oppressive regimes.

•

Public Health — ways in which corporate behavior affects the health of workers, customers and members of local communities whether through the quality of products, workplace conditions, environmental management, marketing practices or otherwise.

•

Products and Marketing — product quality and customer service as well as the practice of marketing responsibly as to matters such as the environment and the welfare of minors. The sub-adviser places heavy emphasis on the development of innovative products addressed to solving important social and environmental problems.

•

Workplace Environment — the degree to which human resources and other policies are supportive of workers and their families. The sub-adviser looks for leadership in providing equal opportunity on a non-discriminatory basis, in responding to the changing needs of working families, and in providing continual training and opportunities for upgrading skills.

•

Environmental Stewardship — the practices of companies relating to environmental impact, including the elimination of waste, especially toxic waste, recycling, especially in taking responsibility for a product and its packaging, the sustainable use of natural resources and respect for such values as biodiversity and scenic beauty.

•	Community — ways in which companies use their influence to support and sustain the communities in which they operate. Respect for local culture, including the rights of indigenous people.

These criteria represent standards that very few companies can satisfy. The sub-adviser will use subjective judgment in evaluating companies in the context of these criteria. The sub-adviser does not expect perfection but seeks companies with an understanding of their role as part of the communities in which they operate, and a respect for the interests of all their stakeholders. The sub-adviser believes that good corporate citizenship is an evolving process which it seeks to encourage. These criteria may be changed by the fund’s board of trustees without shareholder approval. In some cases, the fund may invest in a company that does not satisfy these social criteria if the sub-adviser believes that the company is developing solutions to social problems. For example, the fund may invest in the securities of a company that is known to pollute the environment if the sub-adviser believes the company’s management is putting in place a credible and innovative program to reduce or eliminate dangerous emissions.

The sub-adviser uses an investment approach that seeks to combine social criteria with the investment management criteria of potentially high return on investment capital, strong quality of management, sound financial resources and good overall business prospects. In choosing investments, the sub-adviser utilizes a process that involves researching and evaluating companies for potential investment. The sub-adviser uses its own valuation models to determine fair value and looks for securities that are selling at discounts to their fair value, independent of region or style bias. The sub-adviser will select growth and/or value stocks depending on their relative attractiveness. The sub-adviser may sell a security for a variety of reasons, such as to invest in a company believed to offer superior investment opportunities.

For temporary defensive purposes, the fund may invest, without limit, in cash, money market instruments or high quality short-term debt securities, including repurchase agreements. To the extent the fund is invested in these instruments, the fund will not be pursuing its investment objective.

Principal Investment Risks

An investment in the fund is not guaranteed; you may lose money by investing in the fund. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The principal risks presented by the fund are:

•

Equity Risk — Stocks and other equity securities generally fluctuate in value more than bonds and may decline in value over short or extended periods. The value of such securities will change based on changes in a company’s financial condition and in overall market and economic conditions.

•

Socially Responsible Sector Risk — The fund may be restricted by its focus on socially responsible investing and therefore, the investments that the sub-adviser selects may underperform other investments or the stock markets generally.

•

Foreign Investing and Emerging Markets Risk — The value of the fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

•

Issuer-Specific Risk — The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. The fund could lose all of its investment in a company’s securities.

•	Portfolio Management Risk — The risk that the strategies used by a fund’s sub-adviser and its securities selections fail to produce the intended result.

•	Sub-adviser Selection Risk — The risk that AXA Equitable’s process for selecting or replacing a sub-adviser and its decision to select or replace a sub-adviser does not produce the intended result.

FUND PERFORMANCE

The following information gives some indication of the risks of an investment in the fund by showing yearly changes in the fund’s performance and by comparing the fund’s performance with a broad measure of market performance. Both the bar chart and table below assume reinvestment of dividends and other distributions and may include the effect of expense limitations that were in place during the periods shown. Since AXA Equitable may add to, dismiss or replace the sub-adviser in a fund, the fund’s historical performance may cover periods when portions of the fund were advised by different sub-advisers. Past performance (before and after taxes) is not an indication of future performance. This may be particularly true for this fund because it had a different investment strategy and was advised by a different sub-adviser prior to March 16, 2006.

The fund’s performance shown below is principally the performance of its predecessor registered investment company, the Enterprise Global Socially Responsive Fund (the “Enterprise Fund”). On June 3, 2005, the fund merged with the Enterprise Fund, a series of The Enterprise Group of Funds, Inc., which is a separate investment company managed by Enterprise Capital Management, Inc., an affiliate of AXA Equitable, and assumed its operating history and performance record.

Calendar Year Annual Total Returns (Class Y)

The following bar chart illustrates the calendar year annual total returns for the fund’s Class Y shares. The inception date for the Class Y shares of the fund is September 29, 2000. The returns for the fund’s Class A, B and C shares would be lower than the Class Y returns shown in the bar chart because those other classes have higher total expenses. In addition, the Class Y returns shown in the bar chart do not reflect sales charges, which would apply to Class A, B and C shares; if such sales charges were reflected, the returns shown would be lower.

Best quarter (% and time period)	Worst quarter (% and time period)
14.18% (4th Quarter 2003)	–17.22% (3rd Quarter 2002)

Average Annual Total Returns

for the periods ended December 31, 2006

The table below shows how the average annual total returns (adjusted to reflect applicable sales charges) for each class of the fund (before and after taxes) for the periods shown compare to those of a broad-based index. The table also shows hypothetical total returns that have been calculated to reflect return after taxes on distributions and return after taxes on distributions and assumed sale of fund shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns to an investor depend on the investor’s own tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases, the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Average Annual Total Returns (For the periods ended December 31, 2006)	1 Year	5 Years	Since Inception*
Class A—Return Before Taxes	13.16%	6.72%	3.02%
Return After Taxes on Distributions	8.58%	5.82%	2.32%
Return After Taxes on Distributions & Sale of Fund Shares	11.70%	5.55%	2.39%
Class B—Return Before Taxes	13.39%	6.88%	3.25%
Return After Taxes on Distributions	8.70%	6.00%	2.57%
Return After Taxes on Distributions & Sale of Fund Shares	12.10%	5.72%	2.61%
Class C—Return Before Taxes	17.33%	7.19%	3.26%
Return After Taxes on Distributions	12.63%	6.32%	2.58%
Return After Taxes on Distributions & Sale of Fund Shares	14.66%	5.99%	2.61%
Class Y—Return Before Taxes	19.37%	8.25%	4.30%
Return After Taxes on Distributions	14.47%	7.29%	3.56%
Return After Taxes on Distributions & Sale of Fund Shares	15.83%	6.86%	3.48%
Russell 1000 Value Index**, +	22.25%	10.86%	8.21%
MSCI World Index**	20.07%	9.97%	3.70%
*	The inception date for each class of shares is September 29, 2000.
**	Index returns do not reflect any deductions for fees, expenses, brokerage commissions, sales charges or taxes. For more information on this index, see the section “Description of Benchmarks.”
+	Effective March 16, 2006 this index replaced the MSCI World Index as the Fund’s benchmark because, after the fund’s investment strategy change, this index reflects more closely the sectors in which the Fund invests.

FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees

(fees paid directly from your investment)

	CLASS A		CLASS B		CLASS C		CLASS Y
Maximum sales charge (load)[1]	4.75%		5.00%		1.00%		None
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	[2]	None		None		None
Maximum deferred sales charge (load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	[3]	5.00%	[4]	1.00%	[5]	None
Redemption fee (as a percentage of amount redeemed, if applicable)[6]	2.00%		2.00%		2.00%		2.00%
Maximum Account fees	*		*		*		*

Annual Fund Operating Expenses

(expenses that are deducted from fund assets, as a percentage of average daily net assets)

	CLASS A	CLASS B	CLASS C	CLASS Y
Management fee	0.88%	0.88%	0.88%	0.88%
Distribution and/or service (12b-1) fees (including a 0.25% service fee)	0.45%	1.00%	1.00%	None
Other expenses	0.93%	0.93%	0.93%	0.93%
Total operating expenses	2.26%	2.81%	2.81%	1.81%
Less fee waiver/expense reimbursement[7]	(0.51)%	(0.51)%	(0.51)%	(0.51)%
Net operating expenses**	1.75%	2.30%	2.30%	1.30%
[1]	This sales charge includes both the maximum sales charge imposed at the time of purchase and the maximum applicable deferred sales charge.
[2]	This sales charge varies depending upon how much you invest. See “How Sales Charges are Calculated.”
[3]

If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans and $500,000 or more for certain individual retirement accounts) of Class A shares at net asset value and redeem those shares within 12 months of the end of the calendar month of their purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares.

[4]

This sales charge is imposed if you redeem Class B shares within one year of your purchase. A graduated reduced sales charge is imposed if you redeem your shares within six years of purchase. Class B shares automatically convert to Class A shares eight years after the end of the calendar month in which you purchased them and will be subject to lower expenses. See “How Sales Charges are Calculated.”

[5]	This sales charge is imposed if you redeem Class C shares within one year of your purchase. See “How Sales Charges are Calculated.”
[6]

If you redeem or exchange shares of the fund after holding them one month or less, a fee of 2.00% of the current net asset value of the shares being redeemed or exchanged generally will be assessed and retained by the fund for the benefit of the remaining shareholders. See “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

[7]

Pursuant to a contract, the Manager has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the fund through February 28, 2008 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Agreement”) so that the Total Operating Expenses of the fund (exclusive of taxes, interest, brokerage commissions, capitalized expenses, expenses of other investment companies in which the fund invests and extraordinary expenses) do not exceed the amount shown above under Net Operating Expenses. The Manager may be reimbursed the amount of any such payments and waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. The Manager may discontinue these arrangements at any time after February 28, 2008. For more information on the Expense Limitation Agreement, see “Management Team — The Manager and the Sub-advisers — Expense Limitation Agreement.”

*	The fund will deduct a $35 annual fee from accounts with a balance of less than $1,500.
**	A portion of the brokerage commissions that the fund pays is used to reduce the fund’s expenses. Including this reduction, the Net Operating Expenses for the fund’s Class A, Class B, Class C and Class Y shares for the fiscal year ended October 31, 2006 were 1.56%, 2.11%, 2.11% and 1.11%.

FUND FEES & EXPENSES

Example

This example is intended to help you compare the direct and indirect costs of investing in the fund with the cost of investing in other mutual funds.

The example assumes that:

•	You invest $10,000 in the fund for the time periods indicated;

•	Your investment has a 5% return each year;

•	The fund’s operating expenses remain the same; and

•	The expense limitation currently in place is not renewed.

This example should not be considered a representation of past or future expenses of the fund. Actual expenses may be higher or lower than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Based on these assumptions, your costs would be:

	CLASS A	CLASS B		CLASS C		CLASS Y
		(1)	(2)	(1)	(2)
1 year	$644	$733	$233	$333	$233	$132
3 years	$1,101	$1,223	$823	$823	$823	$520
5 years	$1,583	$1,639	$1,439	$1,439	$1,439	$932
10 years	$2,909	$2,970	$2,970	$3,101	$3,101	$2,085
(1)	Assumes redemption at end of period.
(2)	Assumes no redemption at end of period.

MORE ABOUT INVESTMENT STRATEGIES & RISKS

Additional Risks

The funds have principal investment strategies that involve certain inherent risks. Each fund’s principal risks are described in its principal investment risks section. The following is a list of additional risks to which each fund may be subject by investing in various types of securities or engaging in various practices. Unless otherwise indicated, each risk applies to all funds.

Below Investment Grade Securities Risk.  Each of the funds may invest in below investment grade securities. Lower rated bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater fluctuations than higher rated fixed income securities. They are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength and they tend to be more greatly effected by economic downturns than issuers of higher grade securities. The retail secondary market for these “junk bonds” may be less liquid than that of higher rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating the fund’s net asset value. A fund investing in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly leveraged issuers or in debt securities not current in the payment of interest or principal or in default.

Credit Quality Risk.  The actual or perceived reduction in credit worthiness of debt issuers generally will have adverse effects on the values of their debt securities. It is possible that the issuer of a security will not be able to make interest and principal payments when due. Below investment grade bonds involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment grade bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes to an issuer’s creditworthiness. In addition, issuers of below investment grade bonds may be more susceptible than other issuers to economic downturns. Below investment grade bonds are especially subject to the risk that the issuer may not be able to pay interest and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the price of the bond.

Currency Risk.  Each fund is subject to the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. A change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a fund’s assets and income.

Derivatives Risk.  Derivatives are financial contracts whose value is based on the value of an underlying asset, reference rate or index. Each of the funds, except the Money Market Fund, may invest in derivatives. A fund’s investment in derivatives may rise or fall more rapidly than other investments. These transactions are subject to changes in the value of the underlying security on which such transactions are based. Even a small investment in derivative securities can have a significant impact on a fund’s exposure to stock market values, interest rates or currency exchange rates. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and portfolio management risk depending on the type of underlying asset, reference rate or index. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate well with the underlying asset, rate or index. These types of transactions will be used primarily as a substitute for taking a position in the underlying asset and/or for hedging purposes. When a derivative security is used as a hedge against an offsetting position that a fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a fund uses a derivative security for purposes other than as a hedge, that fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Foreign Investing and Emerging Markets Risks.  Each fund may invest in foreign securities. The value of a fund’s investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the U.S. dollar. Foreign markets also may be less liquid and more volatile than U.S. markets. These risks are greater generally for investments in emerging market issuers than for issuers in more developed countries.

Illiquid and Restricted Securities Risk.  Each of the funds may invest in illiquid and restricted securities. Illiquid securities are securities that a fund cannot sell on an open market. This means that a fund might not be able to sell an illiquid security when it desires and that it might be difficult to value such a security. Restricted securities are securities that are subject to contractual restrictions on resale. Such a restriction could limit a security’s liquidity.

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

Information Risk.  The risk that key information about a security is inaccurate or unavailable.

Interest Rate Risk.  When interest rates decline, the value of a fund’s debt securities generally rises. Conversely, when interest rates rise, the value of a fund’s debt securities generally declines. The magnitude of the decline will often be greater for longer-term debt securities than shorter-term debt securities.

Initial Public Offering (“IPO”) Risk.  A fund that purchases securities issued in an IPO is subject to the risk that the value of the securities may rise or fall more rapidly than other investments. Prior to an IPO, there is generally no public market for an issuer’s common stock. There can be no assurance that an active trading market will develop or be sustained following the IPO, therefore, the market price for the securities may be subject to significant fluctuations and a fund may be affected by such fluctuations. In addition, securities issued in an IPO are often issued by a company that may be in the early stages of development with a history of little or no revenues and such company may operate at a loss following the offering. A fund’s ability to obtain shares of an IPO security may be substantially limited in the event of high demand for the securities and there is no guarantee that the fund will receive an allocation of shares. To the extent a fund invests in IPOs, a significant portion of its returns may be attributable to its investments in IPOs, which have a magnified impact on funds with small asset bases. There is no guarantee that as those funds’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

Lending Risk.  Each fund may lend portfolio securities with a value of up to 33 1/3% of a fund’s total assets, including collateral received for securities lent. If a fund lends securities, there is a risk that the securities will not be available to the fund on a timely basis, and the fund, therefore, may lose the opportunity to sell the securities at a desirable price. In addition, as with other extensions of secured credit, there is the risk of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

Leverage Risk.  The risk associated with securities or practices (e.g., borrowing) that multiply small price movements into large changes in value.

Liquidity Risk.  The risk that certain securities may be difficult or impossible to sell at the time and the price that the seller would like. This may result in a loss or may be costly to a fund.

Security Risk.  The risk that the value of a security may move up and down, sometimes rapidly and unpredictably based upon change in a company’s financial condition as well as overall market and economic conditions.

Market Risk.  The risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors.

Opportunity Risk.  The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less profitable investments.

Political Risk.  The risk of losses directly attributable to government or political actions.

Portfolio Turnover Risk.  High portfolio turnover may result in increased transaction costs to a fund, which may result in higher fund expenses and lower total returns. The sale of portfolio securities also may result in the recognition of capital gains, which can create adverse tax results on shareholders when distributed to them, or loss. Given the frequency of sales, any such net gain or loss may be short-term capital gain. Unlike long-term capital gain, short-term capital gain is taxable to individuals at the same rates as ordinary income.

Repurchase Agreements Risk.  Each fund may enter into repurchase agreements under which a fund purchases a security that a seller has agreed to repurchase from the fund at a later date at the same price plus interest. If a seller defaults and the security declines in value, the fund might incur a loss. If the seller declares bankruptcy, a fund may not be able to sell the security at the desired time.

Short Sale Risk.  Each fund, is subject to the risks associated with short sales. A “short sale” is the sale by a fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the fund may have to cover short positions at a higher price than the short sale price, resulting in a loss.

Special Situations Risk.  The funds may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the fund.

Unseasoned Companies Risk.  The funds, may invest in small unseasoned companies. These are companies that have been in operation less than three years, including operation of any predecessors. These securities may have limited liquidity and their prices may be very volatile.

Valuation Risk.  The risk that a fund has valued certain securities higher than it can sell them for.

MORE ABOUT INVESTMENT STRATEGIES & RISKS (cont’d)

Additional Investment Strategies

The following is a list of additional investment strategies. Unless otherwise indicated, each investment strategy applies to all the funds. For further information about the investment strategies, see the funds’ Statement of Additional Information (“SAI”).

Derivatives.  Each of the funds can use “derivative” instruments to seek to enhance returns or to try to hedge investment risks, although it is not anticipated that they will do so to a significant degree. In general terms, a derivative instrument is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest reference or index. Options, futures contracts and forward contracts are examples of “derivatives.”

Foreign Investing.  The funds may invest in foreign securities, including depositary receipts of foreign based companies, including companies based in developing countries. The Money Market Fund may invest in U.S. dollar denominated foreign securities issued by banks and governments.

Initial Public Offerings (“IPOs”).  Each of the funds may participate in the IPO market, and a significant portion of the funds’ returns may be attributable to their investment in IPOs, which have a magnified impact on funds with small asset bases. There is no guarantee that as the funds’ assets grow they will continue to experience substantially similar performance by investing in IPOs.

Portfolio Turnover.  The funds do not restrict the frequency of trading to limit expenses or to minimize the tax effect that a fund’s distributions may have on shareholders. The funds may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. Frequent trading can result in a portfolio turnover in excess of 100% (high portfolio turnover).

Securities Lending.  For purposes of realizing additional income, each fund may lend its portfolio securities to broker- dealers approved by the Trust’s board of trustees. Generally, any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. Loans will only be made to firms deemed by the Manager to be of good standing and will not be made unless, in the judgment of the sub-adviser, the consideration to be earned from such loans would justify the risk.

Short Sales.  Each fund may engage in short sales. A “short sale” is the sale by a fund of a security that has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the fund will make a profit by purchasing the security in the open market at a lower price than at which it sold the security. If the price of the security rises, the fund may have to cover short positions at a higher price than the short sale price, resulting in a loss. The funds generally will only engage in covered short sales. In a covered short sale, a fund either (1) borrows and sells securities it already owns (also known as a short sale “against the box”) or (2) deposits in a segregated account cash, U.S. government securities, or other liquid securities in an amount equal to the market value of the securities sold short.

MANAGEMENT TEAM

The Manager and the Sub-advisers

The Manager

AXA Equitable, through its AXA Funds Management Group unit, 1290 Avenue of the Americas, New York, New York 10104, serves as the manager of each fund. AXA Equitable is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a wholly owned subsidiary of AXA Financial, Inc., a subsidiary of AXA, a French insurance holding company.

As manager, AXA Equitable has a variety of responsibilities for the general management and administration of the Trust and the funds, including the selection of sub-advisers. AXA Equitable plays an active role in monitoring each fund and sub-adviser and uses portfolio analytics systems to strengthen its evaluation of performance, style, risk levels, diversification and other criteria. AXA Equitable also monitors each sub-adviser’s portfolio management team to ensure that investment activities remain consistent with the funds’ investment style and objectives.

Beyond performance analysis, AXA Equitable monitors significant changes that may impact the sub-adviser’s overall business. AXA Equitable monitors continuity in the sub-adviser’s operations and changes in investment personnel and senior management. AXA Equitable also performs due diligence reviews with each sub-adviser no less frequently than annually.

In its capacity as manager, AXA Equitable obtains detailed, comprehensive information concerning fund and sub-adviser performance and fund operations that is used to oversee and monitor the sub-advisers and the fund operations. A team is responsible for conducting ongoing investment reviews with each sub-adviser and for developing the criteria by which fund performance is measured.

AXA Equitable selects sub-advisers from a pool of candidates, including its affiliates, to manage the funds. AXA Equitable may appoint, dismiss and replace sub-advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees. AXA Equitable also has discretion to allocate each fund’s assets among the fund’s sub-advisers. AXA Equitable recommends sub-advisers for each fund to the board of trustees based upon its continuing quantitative and qualitative evaluation of each sub-adviser’s skills in managing assets pursuant to specific investment styles and strategies. Unlike many other mutual funds, the funds are not associated with any one portfolio manager, and seek to benefit from different specialists selected from the investment management industry. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a sub-adviser, and AXA Equitable does not expect to recommend frequent changes of sub-advisers.

AXA Equitable has received an exemptive order from the Securities and Exchange Commission (“SEC”) to permit it and the Board of Trustees to appoint, dismiss and replace a fund’s sub-advisers and to amend the sub-advisory agreements between AXA Equitable and the sub-advisers without obtaining shareholder approval. Accordingly, AXA Equitable is able, subject to the approval of the Board of Trustees, to appoint, dismiss and replace sub-advisers and to amend sub-advisory agreements without obtaining shareholder approval. If a new sub-adviser is retained for a fund, shareholders would receive notice of such action. However, AXA Equitable may not enter into a sub-advisory agreement with an Affiliated Sub-adviser unless the sub-advisory agreement with the Affiliated Sub-adviser, including compensation, is also approved by the affected fund’s shareholders. AllianceBernstein L.P. is an affiliate of AXA Equitable.

The Sub-advisers

Each fund’s investments are selected by one or more sub-advisers. The following describes each fund’s sub-adviser, portfolio manager(s) and each portfolio manager’s business experience. Information about the portfolio managers’ compensation, other accounts they manage and their ownership of securities in the funds is available in the Trust’s SAI.

AllianceBernstein L.P. (“AllianceBernstein”) serves as the sub-adviser to the AXA Enterprise Global Financial Services Fund. AllianceBernstein was established in 2000 to continue the business of Sanford C. Bernstein & Co., Inc. which was acquired by AllianceBernstein (formerly, Alliance Capital Management L.P.) and is a majority-owned subsidiary of AXA Financial, Inc., a life insurance company. As of December 31, 2006, AllianceBernstein had approximately $717 billion in assets under management.

Brandywine Global Investment Management, LLC (“Brandywine Global”) serves as the sub-adviser to the AXA Enterprise Socially Responsible Fund. Brandywine Global is a wholly-owned, but independently operated, subsidiary of Legg Mason, Inc., an investment manager, that was incorporated in 1986. As of December 31, 2006, Brandywine Global had approximately $39.4 billion in assets under management.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Fund	Sub-Adviser and Portfolio Manager(s)	Business Experience
AXA Enterprise Global Financial Services Fund	AllianceBernstein L.P. 1345 Avenue of the Americas New York, New York 10105 Portfolio Manager Anu Venkataraman Phillipos Phillippides

Anu Venkataraman is a Senior Analyst with AllianceBernstein. She is also a member of the Global Financial Services Investment Team and is responsible for covering property and casualty insurers. Ms. Venkataraman joined AllianceBernstein in 1993 as a research associate and assumed her current role in 1997.

Philipos Philippides is a Research Analyst with AllianceBernstein. He is also a member of the Global Financial Services Investment Team and is responsible for covering global banks. Mr. Phillippides joined AllianceBernstein in 1999 and has held his current position since that time.

AXA Enterprise Socially Responsible Fund	Brandywine Global Investment Management, LLC 2929 Arch Street 8th Floor Philadelphia, PA 19104 Portfolio Managers Earl J. Gaskins, Lead Portfolio Manager	Earl J. Gaskins, Managing Director of Brandywine Global, is Co-Manager for Brandywine’s Fundamental Large Cap Value Equity strategy and Lead Portfolio Manager to Brandywine Global’s socially conscious large cap equity strategy. He is primarily responsible for the day-to-day management of the fund. He is also responsible for research for the chemicals and energy sectors. Mr. Gaskins joined Brandywine in 1996 and has had portfolio management responsibilities for the past five years.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Management Fees

Each fund pays a fee to AXA Equitable for management services. For the fiscal year ended October 31, 2006, each fund paid a management fee at the annual rate listed below:

FUND NAME	ANNUAL RATE RECEIVED	RATE OF FEES WAIVED AND EXPENSES REIMBURSED
Global Financial Services Fund	0.83%	0.13%
Socially Responsible Fund	0.88%	0.51%

The sub-advisers are paid by AXA Equitable. Changes to the sub-advisory fees may be negotiated, which could result in an increase or decrease in the amount of the management fee retained by AXA Equitable, without shareholder approval.

A discussion regarding the basis for the decision by the Trust’s board of trustees to approve the investment management agreement and each investment advisory agreement is available in the Trust’s Annual Report to Shareholders for the fiscal year ended October 31, 2006.

AXA Equitable also provides administrative services to the Trust, including coordination of the Trust’s audit, financial statements and tax returns, expense management and budgeting, legal administrative services and compliance monitoring, portfolio accounting services (including daily net asset value accounting), operational risk management, and oversight of the Trust’s proxy voting policies and procedures and anti-money laundering program. For these administrative services, in addition to the management fee, each fund pays AXA Equitable a fee at an annual rate of 0.055% of the fund’s total average net assets.

Expense Limitation Agreement

In the interest of limiting until February 28, 2008 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) the expenses of each fund, the Manager has entered into an expense limitation agreement with the Trust with respect to the funds (“Expense Limitation Agreement”). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its management, administration and other fees and to assume other expenses so that the total annual operating expenses of each fund (other than interest, taxes, brokerage commissions, expenses of other investment companies in which the fund invests, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each fund’s business), are limited to the following respective expense ratios:

	Total Expenses Limited to (% of daily net assets)
FUND NAME	CLASS A	CLASS B	CLASS C	CLASS Y
AXA Enterprise Global Financial Services Fund	1.75%	2.30%	2.30%	1.30%
AXA Enterprise Socially Responsible Fund	1.75%	2.30%	2.30%	1.30%

AXA Equitable may be reimbursed the amount of any such payments or waivers in the future provided that the payments or waivers are reimbursed within three years of the payment or waiver being made and the combination of the fund’s expense ratio and such reimbursements do not exceed the fund’s expense cap. If the actual expense ratio is less than the expense cap and AXA Equitable has recouped all eligible previous payments made, the fund will be charged such lower expenses.

Legal Proceedings Relating to the Sub-advisers

AllianceBernstein LLP

All aspects of AllianceBernstein L.P.’s (“AllianceBernstein” and “the firm”) business are subject to various federal and state laws and regulations, and to laws in foreign countries in which AllianceBernstein’s subsidiaries conduct business. Accordingly, from time to time, regulators contact AllianceBernstein seeking information concerning the firm and its business activities. At any given time, AllianceBernstein is also a party to civil lawsuits.

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

Please see below for details on current material litigation against AllianceBernstein and material regulatory matters involving AllianceBernstein:

Pending Litigation

1. Mutual Fund Revenue Sharing. On June 22, 2004, a purported class action complaint styled Aucoin, et al. v. Alliance Capital Management L.P., et al. was filed against the firm and other defendants. This complaint and similar complaints have been consolidated in New York federal district court. In general, the consolidated complaint alleges (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. Plaintiffs seek unspecified actual and punitive damages, asserting claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Investment Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs also seek rescission of their contracts with Alliance, including recovery of all fees paid to Alliance pursuant to such contracts, restitution, and an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments. In October 2005, the Court dismissed the consolidated complaint except for plaintiffs’ claim under Section 36(b). In January 2006, the Court granted Alliance’s motion for reconsideration and dismissed plaintiffs’ Section 36(b) claim as well. On May 31, 2006, the Court denied plaintiffs’ request to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006, the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date. The firm believes that the plaintiffs’ allegations are without merit and intends to vigorously defend against them.

2. Market Timing Litigation. On October 2, 2003, a complaint (Hindo v. Alliance Capital Management L.P., et al.) was filed in federal court in New York alleging that AllianceBernstein and numerous other defendants entered into agreements under which certain parties were permitted to engage in “late trading” and “market timing” transactions in certain firm-sponsored mutual funds in violation of the Securities Act of 1933 (“Securities Act”), the Securities Exchange Act of 1934 (“Exchange Act”) and the Investment Advisers Act of 1940. Hindo further alleges that the prospectuses for certain of these funds were false and misleading. Numerous additional lawsuits making factual allegations generally similar to those in Hindo were later filed in federal and state court, including a lawsuit by the State of West Virginia. In February 2004, all of the pending actions were transferred to the United States District Court As of October 6, 2006 for the District of Maryland. In September 2004, plaintiffs filed consolidated amended class action complaints with respect to four types of claim against the firm and other defendants — mutual fund shareholder claims, mutual fund derivative claims, ERISA claims by participants in the firm’s profit sharing plan, and derivative claims brought on behalf of AllianceBernstein Holding L.P. In general terms, these lawsuits allege facts similar to those in the Hindo complaint, and assert claims under the Securities Act and Exchange Act, as well as claims under the Investment Company Act, the Employee Retirement Income Security Act of 1974 and common law. They seek unspecified damages. AllianceBernstein has moved to dismiss the consolidated complaints.

On April 21, 2006, the firm and attorneys for plaintiffs entered into a confidential memorandum of understanding containing their agreement to settle the claims in the mutual fund shareholder, mutual fund derivative and ERISA actions. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. AllianceBernstein and the other defendants in these actions continue to vigorously defend against any remaining and/or unsettled claims.

3. Enron Shareholder Litigation. On April 8, 2002, a consolidated complaint (“Enron Complaint”) was filed in federal court in Houston against numerous defendants, including the firm, in the action styled In re Enron Corporation Securities Litigation. The principal allegations pertaining to the firm are that it violated Sections 11 and 15 of the Securities Act with respect to a registration statement filed by Enron and effective with the SEC on July 18, 2001, which was used to sell $1.9 billion Enron Corp. Zero Coupon Convertible Notes due 2021. Plaintiffs allege that Frank Savage, who was at that time was an Enron director, an employee of the firm and a director of its general partner, signed the registration statement at issue, and that the registration statement was misleading. Plaintiffs further allege that the firm controlled Mr. Savage, and that therefore the firm itself is liable for the registration statement’s contents. On June 3, 2002, AllianceBernstein moved to dismiss the Enron Complaint as the allegations therein pertain to it. On March 12, 2003, that motion was denied. The firm filed its answer to an amended consolidated complaint on June 13, 2003 and has filed an opposition to class certification, which is pending before the

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

court. On April 12, 2006, the firm moved for summary judgment dismissing the Enron Complaint as it relates to AllianceBernstein. AllianceBernstein believes that plaintiffs’ allegations in the Enron Amended Consolidated Complaint as to it are without merit and intends to vigorously defend against these allegations.

* * *

At the present time, AllianceBernstein is unable to predict the outcome or estimate a possible loss or range of loss in respect of the foregoing matters because of the inherent uncertainty regarding the outcome of complex litigation.

With respect to all significant litigation matters, AllianceBernstein conducts a probability assessment of the likelihood of a negative outcome. If the likelihood of a negative outcome is probable, and the amount of the loss can be reasonably estimated, AllianceBernstein records an estimated loss for the expected outcome of the litigation as required by Statement of Financial Accounting Standards No. 5 (“SFAS No. 5”), “Accounting for Contingencies”, and Financial Accounting Standards Board (“FASB”) Interpretation No. 14, “Reasonable Estimation of the Amount of a Loss — an interpretation of FASB Statement No. 5”.

If the likelihood of a negative outcome is reasonably possible and AllianceBernstein is able to indicate an estimate of the possible loss or range of loss, AllianceBernstein discloses that fact together with the estimate of the possible loss or range of loss. However, it is difficult to predict the outcome or estimate a possible loss or range of loss because litigation is subject to significant uncertainties, particularly when plaintiffs allege substantial or indeterminate damages, or when the litigation is highly complex or broad in scope.

Pending Regulatory Matters

1. Mutual Fund Trading Matters. Certain regulatory authorities, including the SEC and the Office of the New York State Attorney General (“NYAG”), are investigating practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares and have requested that the firm provide information to them. Our firm has cooperated and will continue to cooperate with all of these authorities.

On December 18, 2003, the firm reached terms with the SEC for the resolution of regulatory claims against Alliance Capital Management L.P. with respect to market timing. The SEC Order reflecting the agreement found that the firm maintained relationships with certain investors who were permitted to engage in market timing trades in certain domestic mutual funds sponsored by the firm in return for or in connection with making investments (which were not actively traded) in other firm products, including hedge funds and mutual funds, for which it receives advisory fees (“Market Timing Relationships”). The Order also stated that the SEC determined to accept an Offer of Settlement submitted by Alliance Capital Management L.P. The firm concurrently reached an agreement in principle with the NYAG which was subject to final, definitive documentation. That documentation, titled the Assurance of Discontinuance, is dated September 1, 2004.

Under both the SEC Order and the NYAG agreement, the firm must establish a $250 million fund to compensate fund shareholders for the adverse effect of market timing. Of the $250 million fund, the Agreements characterize $150 million as disgorgement and $100 million as a penalty. The Agreement with the NYAG requires a weighted average reduction in fees of 20% with respect to investment advisory agreements with AllianceBernstein-sponsored U.S. long-term open-end retail mutual funds for a minimum of five years, which commenced January 1, 2004. The terms of the agreements also call for the formation of certain compliance and ethics committees and the election of independent chairman to mutual fund boards, among other things.

On February 10, 2004, AllianceBernstein received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (“West Virginia Securities Commission”) (together, the “Information Requests”). AllianceBernstein responded to the Information Requests, which sought information concerning market timing, and are cooperating fully with the investigation.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a “Summary Order to Cease and Desist, and Notice of Right to Hearing” addressed to Alliance Capital Management L.P. and Alliance Capital Management Holding L.P.. The Summary Order claims that the firms violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Hindo Complaint. In January 2006, AllianceBernstein and several unaffiliated firms filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court,

MANAGEMENT TEAM

The Manager and the Sub-advisers (cont’d)

seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined our petition for appeal. On September 22, 2006, AllianceBernstein filed an answer and motion to dismiss the Summary Order with the Securities Commissioner. AllianceBernstein intends to vigorously defend against the allegations in the Summary Order.

2. On September 16, 2005, the SEC issued a Wells notice to the firm claiming that it aided and abetted violations of Section 19(a) of the Investment Company Act of 1940 by the Alliance All-Market Advantage Fund and the Spain Fund. The notice alleged that the funds did not, under Section 19(a), provide the required disclosure of the character of dividend distributions. The funds revised their dividend disclosures in 2004 in response to the SEC’s review of this matter and the firm believes that the disclosures now fully comply with Section 19(a). The firm has reached an agreement in principle with the SEC to resolve this matter, and has recorded a $450,000 earnings charge in connection therewith.

3. On May 24, 2006, the enforcement staff of the National Association of Securities Dealers, Inc. (“NASD”) issued a Wells notice to AllianceBernstein Investments, Inc. (“ABI”), a wholly owned subsidiary of AllianceBernstein. The NASD is considering taking action alleging that ABI failed to comply with NASD Rule 2830 in connection with certain meals, entertainment and investment forums provided by ABI to brokers and other financial intermediaries that distributed AllianceBernstein-sponsored mutual funds during 2001-2003. ABI revised its policies and procedures in 2004 and ABI believes it fully complies with the requirements of NASD Rule 2830.

In addition to the foregoing regulatory investigation matters, please note that between September 2005 and November 2005, the SEC conducted a routine inspection of AllianceBernstein, its affiliated registered investment advisers and the AllianceBernstein fund complex. On January 12, 2006, AllianceBernstein received a comment letter from the SEC that noted no material deficiencies.

AllianceBernstein is involved in various other inquiries, administrative proceedings and litigation, some of which allege substantial damages. While any proceeding or litigation has the element of uncertainty, AllianceBernstein believes that the outcome of any one of the other lawsuits or claims that is pending or threatened, or all of them combined, will not have a material adverse effect on AllianceBernstein’s ability to perform under its investment management agreements with clients.

FUND SERVICES

Investing in the Funds

Choosing a Share Class

Each fund offers Class A, Class B, Class C and Class Y shares to the public. The funds are not designed for market-timers, see the section entitled “Purchase and Redemption Restrictions on Market-Timers and Active Traders.” Each class of shares has different costs associated with buying, selling and holding fund shares. Your broker or other financial professional can assist you in selecting which class of shares best meets your needs based on such factors as the size of your investment and the length of time you intend to hold your shares.

The table below summarizes the key features of each class of shares. They are described in more detail below. Information regarding the sales charges for each class of shares of the funds as well as additional information regarding each class of shares of the funds also is available free of charge and in a clear and prominent format at www.axaenterprise.com in the “Funds — Fund Information and Details” portion of the website. From the website description, a hyperlink will take you directly to this disclosure. Additional information regarding sales loads is available in the SAI.

	Class A	Class B	Class C	Class Y
• Availability?	• Generally available through most investment dealers.	• Available only to investors making a single purchase of less than $100,000.	• Available only to investors making a single purchase of less than $1,000,000.	• Available only to certain types of investors purchasing $1,000,000 or more with certain exceptions.
• Initial Sales Charge?

•  Yes. Payable at time of purchase. Lower sales charges available for larger investments. If certain employee benefit plans qualified under Sections 401, 403 and 408 of the Internal Revenue Code, or participants of such plans, invest $100,000 or more ($500,000 or more, in the case of Traditional IRAs, IRA rollovers, Coverdell ESAs or Roth IRAs) or if you invest $1,000,000 or more in Class A shares, no initial sales charge applies to those shares.

		• No. Entire purchase is invested in shares of a fund.	• No. Entire purchase is invested in shares of a fund.	• No. Entire purchase is invested in shares of a fund.

FUND SERVICES

Investing in the Funds (cont’d)

	Class A	Class B	Class C	Class Y
• Contingent Deferred Sales Charge (“CDSC”)?

•  No. (However, under certain circumstances, we will charge a CDSC if you sell shares within 12 months of purchasing them and you did not pay an initial sales charge on such purchases. If the entire plan or you redeem the shares within 12 months of the end of the calendar month of their purchase, the plans or you will be charged a CDSC of 1%. The dealer discount or agency fee as a percentage of the offering price for these purchases of less than $5,000,000 of Class A shares will be 1%. See “Fund Services — How Sales Charges are Calculated”.)

		• Yes. Payable if you redeem your shares within six years of purchase. Amount of CDSC gradually decreases over time.	• Yes. Payable if you redeem your shares within one year of purchase.	• No.
• Distribution and Service Fees?	• 0.20% distribution fee and 0.25% service fee.	• 0.75% distribution fee and 0.25% service fee.	• 0.75% distribution fee and 0.25% service fee.	• No.
• Conversion to Class A shares?	• (Not applicable.)	• Yes, automatically after eight years.	• No.	• No.

FUND SERVICES

How Sales Charges are Calculated

Class A Shares

The price that you pay when you buy Class A shares (the “offering price”) is their net asset value plus a sales charge (sometimes called a “front-end sales charge”), which varies depending upon the size of your purchase and the fund you buy shares of. No initial sales charge applies to Class A shares you receive through reinvestment of dividends or distributions.

Class A Sales Charges for:

All Funds

Your Investment*	As a % of Offering Price	As a % of Your Investment	Dealer Discount or Agency Fee as a % of Offering Price**
Up to $99,999	4.75%	4.99%	4.00%
$100,000 up to $249,999***	3.75%	3.90%	3.00%
$250,000 up to $499,999***	2.50%	2.56%	2.00%
$500,000 up to $999,999***	2.00%	2.04%	1.50%
$1,000,000 and up***	None	None	1% of the first $4.99 million; 0.75% of amounts from $5-19.99 million; 0.50% of amounts from $20 million to $100 million; 0.25% of amounts in excess of $100 million.
*	In determining the amount of your investment and the applicable sales charge, we will include all shares you are currently purchasing in all of the AXA Enterprise Funds. For more information on reducing or eliminating sales charges, please see “Ways to Reduce or Eliminate Sales Charges.”
**	The Distributor will compensate dealers in connection with purchases of Class A shares. From time to time, the Distributor may hold special promotions for specified periods during which the Distributor may reallow dealers up to the full sales charges shown above. In addition, the Distributor may provide to all qualifying dealers, from its own profits and resources, additional compensation, as described below in the section entitled “Compensation to Securities Dealers.”
***	If you buy $1,000,000 or more ($100,000 or more for certain employee benefit plans qualified under Sections 401, 403, 414, or 457 of the Internal Revenue Code and $500,000 or more for Traditional IRAs, IRA rollovers, Coverdell ESAs or Roth IRAs) of Class A shares and redeem those shares within 12 months of the end of the calendar month of their purchase, a contingent deferred sales charge of 1.00% generally will apply to the redemptions of those shares. See “Fund Services.”

FUND SERVICES

How Sales Charges are Calculated (cont’d)

Class B Shares

Class B shares are sold at net asset value, without any sales charges at the time of purchase. However, there may be a CDSC on shares that is payable upon redemption. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange to Class B shares of another AXA Enterprise Fund. The funds will not accept single purchase orders for Class B shares over $100,000. The amount of the CDSC declines as you hold your shares over time, according to the following schedule.

Holding period after purchase	% deducted when shares are sold
Up to one year	5.00%
Over one year up to two years	4.00%
Over two years up to three years	4.00%
Over three years up to four years	3.00%
Over four years up to five years	2.00%
Over five years up to six years	1.00%
More than six years	None

Your Class B shares will automatically convert to Class A shares of the same fund eight years after the end of the calendar month in which your purchase order for Class B shares was accepted. A pro rata portion of any Class B shares acquired through reinvestment of dividends or distributions will convert along with Class B shares that were purchased. Class A shares are subject to lower expenses than Class B shares. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

How the CDSC is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain fund shares. The CDSC:

•	is calculated based on the number of shares you are selling;
•	is based on either your original purchase price or the then-current net asset value of the shares being sold, whichever is lower;
•	is deducted from the proceeds of the redemption, not from the amount remaining in your account, unless otherwise directed by you;
•	for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years; and
•	is applied to your shares at the time of sale based on the schedule applicable to those shares when you bought them.

A CDSC Will Not be Charged On

•	increases in net asset value above the purchase price;
•	shares you acquired by reinvesting your dividends or capital gain distributions; or
•	exchanges of shares of one fund for shares of the same class of another AXA Enterprise Fund.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares in the order purchased.

FUND SERVICES

How Sales Charges are Calculated (cont’d)

Class C Shares

Class C shares are sold at net asset value. However, there is a CDSC on shares that is payable on redemptions made within one year of the date of purchase. The holding period for purposes of determining the CDSC will continue to run after an exchange to Class C shares of another AXA Enterprise Fund. The funds will not accept single purchase orders for Class C shares over $1,000,000. For more information regarding the application of the CDSC to Class C shares, see “How the CDSC is Applied to Your Shares” and “A CDSC Will Not Be Charged On.”

Class C Contingent Deferred Sales Charges

Holding period after purchase	% deducted when shares are sold
One year	1.00%
Thereafter	0.00%

Class Y Shares

Investors who purchase Class Y shares do not pay sales charges. The ongoing expenses for Class Y shares are the lowest of all the classes because there are no ongoing 12b-1 distribution or service fees.

Class Y shares are sold at net asset value and have no sales charge. The minimum investment amount for purchasing Class Y shares generally is $1,000,000. Only specific types of investors can purchase Class Y shares. You may be eligible to purchase Class Y shares if you:

•

Are a corporation, bank, savings institution, trust company, insurance company, pension fund, employee benefit plan, professional firm, trust, estate or educational, religious or charitable organization;

•	Are an investment company registered under the 1940 Act;

•	Are an employee of AXA Financial or its subsidiaries or an immediate family member of such employee (not subject to $1,000,000 minimum investment amount);

•	Are a wrap account client of an eligible broker-dealer or a client of a fee-based planner that is unaffiliated with a broker/dealer (not subject to $1,000,000 minimum investment amount);

•

Are a present or former trustee of the Trust or a spouse or minor child of any such trustee or any trust, IRA or retirement plan account for the benefit of any such person or relative or the estate of any such person or relative (not subject to $1,000,000 minimum investment amount); or

•	Are a financial institutional buyer.

Compensation to Securities Dealers

The funds are distributed by Enterprise Fund Distributors, Inc. (the “Distributor). As noted above, for distribution and shareholder services, investors pay sales charges (front-end or deferred) and the funds, on behalf of Class A, Class B and Class C shares, pay ongoing 12b-1 fees (consisting of the annual service and/or distribution fees of a plan adopted by a fund pursuant to Rule 12b-1 under the 1940 Act) to the Distributor. The sales charges are detailed in the section entitled “Fund Services — How Sales Charges are Calculated.” The Distributor pays a portion of or the entire sales charge paid on the purchase of Class A shares to the selling dealers. The Distributor may also pay sales commissions to selling dealers at a rate equal to or in excess of the amounts the dealers receive for sales of Class A shares when they sell Class B and Class C shares. The Distributor may also pay selling dealers on an ongoing basis for services and distribution. The Class A, Class B and Class C shares each pay an annual service fee of 0.25% of their average daily net assets to compensate the Distributor for providing services to shareholders of those classes and/or maintaining shareholder accounts for those classes. In addition to this service fee, Class A shares pay an annual distribution fee of 0.20% of their average daily net assets, and Class B and Class C shares pay an annual distribution fee of 0.75% of their average daily net assets. The compensation the Distributor receives is for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares, including printing and mailing of fund prospectuses, statements of additional information (including any supplements thereto) and shareholder reports, compensation to financial

FUND SERVICES

How Sales Charges are Calculated (cont’d)

intermediaries and broker-dealers, and holding seminars and sales meetings with wholesale and retail sales personnel assigned to promote the distribution of shares. Because these service and/or distribution fees are paid out of a fund’s assets on an ongoing basis, the fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

From time to time, the Distributor may accept financial support from sub-advisers for marketing, education and training programs.

In addition to the sales charges paid by investors and the distribution and service fees paid by the funds, the Distributor (or one of its affiliates) may make payments out of its own resources to provide additional compensation to selling dealers and other persons, including affiliates, who sell shares of the funds and other mutual funds distributed by the Distributor (collectively, “Dealers”). Such payments, which are sometimes referred to as “revenue sharing,” may be calculated by reference to the gross sales price of shares sold by such persons, the net asset value of shares held by the customers of such persons, or otherwise. Additional payments to these Dealers may, but are not normally expected to, exceed in the aggregate 0.25% of total sales and/or 0.12% of the average daily net asset value of the fund shares attributable to a particular Dealer.

The additional payments to such Dealers are negotiated based on a number of factors including, but not limited to, reputation in the industry, ability to attract and retain assets, target markets, customer relationships and quality of service. No one factor is determinative of the type or amount of additional compensation to be provided. The amount of these payments, as determined from time to time by the Distributor in its sole discretion, may be different for different Dealers. These additional payments are made by the Distributor and its affiliates and do not increase the amount paid by you or the funds as shown under the heading “Fees and Expenses” in the Fund Profiles.

Such payments are intended to provide additional compensation to Dealers for various services, including, without limitation, providing periodic and ongoing education and training of Dealer personnel regarding the funds; disseminating to Dealer personnel information and product marketing materials regarding the funds; explaining to clients the features and characteristics of the funds; conducting due diligence regarding the funds; providing reasonable access to sales meetings, sales representatives and management representatives of the Dealer; granting reasonable access to the Dealer’s financial advisors and consultants; and furnishing marketing support and other services. Additional compensation also may include non-cash compensation, financial assistance to Dealers in connection with conferences, seminars for the public and advertising campaigns, technical and systems support and reimbursement of ticket charges (fees that a Dealer firm charges its representatives for effecting transactions in fund shares) and other similar charges. The Distributor and its affiliates may make other payments or allow other promotional incentives to Dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations.

In some instances, these incentives may be made available only to Dealers whose representatives have sold or may sell a significant number of shares. The Dealers receiving additional payments include those that may recommend that their clients consider or select an AXA Enterprise Fund for investment purposes, including those that may include one or more AXA Enterprise Funds on a “preferred” or “recommended” list of mutual funds. These payments may create an incentive for a Dealer firm or its representatives to recommend or offer shares of AXA Enterprise Funds to its customers over shares of other funds. In addition, these payments may result in greater access by the Distributor or its affiliates to, without limitation, the Dealer, its representatives, advisors and consultants and sales meetings, than other funds which do not make such payments or which make lower such payments.

In addition to the Dealer compensation described above, the funds and/or the Distributor may pay fees to the Dealers and their affiliated persons for maintaining fund share balances and/or for subaccounting, administrative or transaction processing services related to the maintenance of accounts for retirement and benefit plans and other omnibus accounts (“subaccounting fees”). Such subaccounting fees paid by the funds are designed to be equal to or less than the fees the funds would pay to their transfer agent for similar services. Because these subaccounting fees are directly related to the number of accounts and assets for which the Dealers provide services, the fees will increase with the success of the Dealers’ sales activities.

The funds’ portfolio transactions are not used as a form of sales-related compensation to Dealers that promote or sell shares of the funds and the promotion or sale of such shares is not considered as a factor in the selection of broker-dealers to execute the funds’ portfolio transactions. The sub-advisers place each fund’s portfolio transactions with broker-dealer firms based on the firm’s ability to provide the best net results from the transaction to the fund. To the extent that a sub-adviser determines that a

FUND SERVICES

How Sales Charges are Calculated (cont’d)

Dealer can provide a fund with the best net results, the sub-adviser may place the fund’s portfolio transactions with the Dealer even though it sells or has sold shares of the fund.

You can find further information in the SAI about the payments made by the Distributor and its affiliates and the services provided by your Dealer. Your Dealer may charge you fees or commissions in addition to those disclosed in this Prospectus. You can also ask your Dealer about any payments it receives from the Distributor and any services your Dealer provides, as well as about fees and/or commissions it charges.

FUND SERVICES

Ways to Reduce or Eliminate Sales Charges

You may qualify for a reduction or waiver of the sales charge. If you think you qualify for any of the sales charge waivers described below, you or your financial advisor may need to notify and/or provide certain documentation to us. You or your financial advisor also will need to notify us of the existence of other accounts in which there are holdings eligible to be aggregated to meet certain sales load breakpoints. Information you may need to provide to us includes:

•	Information or records regarding shares of the funds held in all accounts at any financial intermediary;

•	Information or records regarding shares of the funds held in any account at any financial intermediary by immediate family of the shareholder; and/or

•	Any other information that may be necessary for us to determine your eligibility for a reduction or waiver of a sales charge.

Reducing Sales Charges — Class A Shares Only

There are a number of ways you can lower your sales charges on Class A shares, including:

•

Letter of Intent — You are entitled to a reduced sales charge if you execute a Letter of Intent to purchase $100,000 or more of Class A shares at the public offering price within a period of 13 months. Your discount will be determined based on the schedule in the table that appears above in the section entitled “How Sales Charges are Calculated — Class A Shares.” The minimum initial investment under a Letter of Intent is 5% of the amount stated in the Letter of Intent. Class A shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge that would apply to the shares actually purchased if the full amount stated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. When the full amount has been purchased, the escrow will be released. If you wish to enter into a Letter of Intent, you should complete the appropriate portion of the new account application. At your request, purchases made during the previous 90 days may be included.

•

Rights of Accumulation — You are entitled to a reduced sales charge on additional purchases of Class A of shares of a fund if the value of your existing aggregate holdings at the time of the additional purchase, calculated at the then applicable net asset value per share or the initial purchase price less any redemptions, whichever is higher, plus the amount of the additional purchase equals $100,000 or more. Your discount will be determined based on the schedule in the Class A Share Charges table. For purposes of determining the discount, we will aggregate holdings of fund shares of your spouse, immediate family or accounts you control, whether as a single investor or trustee, provided that you notify us of the applicable accounts at the time of your additional investment by providing us with appropriate documentation, including the account numbers for all accounts that you are seeking to aggregate.

Eliminating Sales Charges and the CDSC — Class A Shares Only

Class A shares may be offered without a front-end sales charge or a CDSC to the following individuals and institutions:

•	Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

•	Representatives and employees, or their immediate family members, of broker-dealers and other intermediaries that have entered into selling or service arrangements with the Distributor;

•

Financial institutions and other financial institutions’ trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in fiduciary, agency, advisory, custodial or similar capacity;

•	Direct referrals by the Manager’s employees;

•	State-sponsored Texas 529 qualified tuition savings plan; and

•	Clients of fee-based/fee-only financial advisors.

The CDSC will not apply to Class A shares for which the selling dealer is not permitted to receive a sales load or redemption fee imposed on a shareholder with whom such dealer has a fiduciary relationship in accordance with provisions of the Employee Retirement Income Security Act and regulations thereunder, provided that the dealer agrees to certain reimbursement arrangements with the Distributor that are described in the SAI. If the dealer agrees to these reimbursement arrangements, no CDSC will be imposed with respect to Class A shares purchased for $1,000,000 or more.

FUND SERVICES

Ways to Reduce or Eliminate Sales Charges (cont’d)

Eliminating the CDSC

As long as we are notified at the time you sell, the CDSC for any shares may generally be eliminated in the following cases:

•

Distributions to participants or beneficiaries of and redemptions (other than redemption of the entire plan account) by plans qualified under Internal Revenue Code (“IRC”) Section 401(a) or from custodial accounts under IRC Section 403(b)(7), IRAs under IRC Section 408(a), Roth IRAs under IRC Section 408(a), Coverdell ESAs, participant-directed non-qualified deferred compensation plans under the IRC Section 457 and other employee benefit plans (“plans”), and returns of excess contributions made to these plans;

•	The liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum;

•

Redemptions through a systematic withdrawal plan (however, with respect to Class B shares, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your fund account based upon the value of your fund account on the day you establish your plan);

•	Redemptions of shares of a shareholder (including a registered joint owner) who has died or has become totally disabled (as evidenced by a determination by the federal Social Security Administration);

•

Redemptions made pursuant to any IRA systematic withdrawal based on the shareholder’s life expectancy in accordance with the requirements of the IRC, including substantially equal periodic payments described in IRC Section 72 prior to age 59½ and required minimum distributions after age 70½; or

•	Required minimum distributions from an IRA.

Repurchasing Fund Shares

If you redeem shares of a fund on which you paid an initial sales charge or are charged a CDSC upon redemption, you will be eligible for a reinstatement privilege if you reinvest the proceeds in shares of the same class of the same fund within 180 days of redemption. Specifically, when you reinvest, the fund, if instructed, will waive any initial sales charge or credit your account with the amount of the CDSC that you previously paid. The reinvested shares will keep their original cost and purchase date for purposes of calculating any future CDSCs. Please note: For federal income tax purposes, a redemption is treated as a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax advisor to determine how a redemption would affect you. The fund may modify or terminate the reinstatement privilege at any time.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial professional or AXA Enterprise Funds Trust. Check the SAI for details.

FUND SERVICES

It’s Easy to Open an Account

To open an account with AXA Enterprise Funds

1.	Read the Prospectus carefully.

2.	Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts.

Type of Account	Minimum to Open an Account*	Minimum for Subsequent Investments*
Individual Retail Accounts	$2000	$50
Individual Retirement Accounts (IRAs)	$ 250	$50
Automatic Bank Draft Plan	$ 250	$50**
Accounts established in a wrap program with which the AXA Enterprise Funds, AXA Equitable or the Distributor has an agreement.	No minimum requirement.	No minimum requirement.
Coverdell Education Savings Accounts	$ 250	$50
Corporate retirement accounts, such as 401(k) and 403(b) plans	No minimum requirement.	No minimum requirement.
*	Does not apply to Class Y shares.
**	The Distributor offers an automatic bank draft plan with a minimum initial investment of $250 through which a fund will, following the initial investment, deduct $50 or more on a monthly basis from the investor’s demand deposit account to invest directly in the funds’ Class A, Class B or Class C shares.

3.	(a) Call your broker or other financial professional who can assist you in all the steps necessary to open an account; or

(b)  complete the appropriate part of the account application, carefully following the instructions. If you have any questions, please call your financial professional or AXA Enterprise Funds Trust at 1-800-432-4320. For more information on AXA Enterprise Funds’ investment programs, refer to the section entitled “Additional Investor Services” in the Prospectus.

4.	Use the following sections as your guide for purchasing shares.

To conform to regulations under the USA PATRIOT Act of 2001, the funds are required to obtain, verify, and record information that identifies each person who opens an account. A new account application includes your name, street address, date of birth and other identification information. The regulations require completion of this information before an account is opened, and you may also be requested to provide other identification documents. In addition, the funds may confirm your identity through the use of identity verification reports provided by consumer reporting agencies. Your personal information will be treated with the utmost confidentiality. If you fail to provide the required information or provide inaccurate information, this may lead to a delay in the processing of your account application and investment. If the funds cannot complete the identification process, your investment and the application may be returned.

A fund will deduct a $35 annual fee from accounts with a balance of less than $1500. This does not apply to Automatic Bank Draft Plan Accounts, Automatic Investment Plan Accounts, Retirement Accounts or Savings Plan Accounts.

Each fund reserves the right to close any fund account whose balance drops to $500 or less due to redemption activity. If an account is closed, its shares will be sold at the NAV on the day the account is closed. A shareholder will be given at least 45 days’ notice before a fund closes an account with a balance of $500 or less so that the shareholder has an opportunity to increase the account balance.

FUND SERVICES

Buying Shares

	Opening an Account	Adding to an Account
Through Your Broker or other Financial Professional
	• Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to buy shares.	• Call your broker or other financial professional.
By Mail

•   Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to “AXA Enterprise Funds Trust.” Cash, third party checks, “starter” checks, traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

•   Payment for shares must be made with a check in U.S. dollars drawn from a U.S. financial institution, payable to “AXA Enterprise Funds Trust.” Cash, third party checks, “starter” checks, traveler’s checks, credit cards, credit card checks or money orders will not be accepted.

•   Mail the check with your completed application to:

By Regular mail

AXA Enterprise Shareholder Services

P.O. Box 219731

Kansas City, Missouri 64121-9731

By Overnight Mail:

AXA Enterprise Shareholder Services

330 West 9th Street

Kansas City, Missouri 64105

•   Fill out detachable investment slip from an account statement. If no slip is available, include with the check a letter specifying the fund name, your class of shares, your account number and the registered account name(s).

By Wire
• Call AXA Enterprise Shareholder Services at 1-800-368-3527 to obtain an account number and wire transfer instructions. Your bank may charge you a fee for such a transfer.

•   Visit www.axaenterprise.com to add shares to your account by wire.

•   Instruct your bank to transfer funds to State Street Bank & Trust, ABA # 011000028, Account #99047144, Attn: Custody.

•   Specify the fund name, your class of shares, your account number and the registered account name(s). Your bank may charge you a fee for such a transfer.

Automatic Investing Through Automatic Clearing House (“ACH”)
Automatic Bank Draft Plan

•   Indicate on your application that you would like to begin an automatic investment plan through ACH and the amount of the monthly investment (subject to $250 initial investment and $50 minimum subsequent investment).

•   Send a check marked “Void” or a deposit slip from your bank account with your application.

•   Please call AXA Enterprise Shareholder Services at
1-800-368-3527 for an ACH form. A medallion guarantee may be required to add this privilege.

•   Your bank account may be debited monthly for automatic investment into one or more of the funds for each class. Not available for Class Y shares.

FUND SERVICES

Selling Shares

To Sell Some or All of Your Shares

Certain restrictions may apply. See section entitled “Restrictions on Buying, Selling and Exchanging Shares.” In addition, when a shareholder redeems or exchanges shares of an AXA Enterprise Fund (with the exceptions noted herein) which have been held for one month or less, the Trust will assess and retain for the benefit of the remaining shareholders, a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged. For more information, see “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

Through Your Broker or other Financial Professional

•   Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares. Your broker or financial professional may charge you for its services.

By Mail

•   Write a letter to request a redemption specifying the name of the fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required (see section entitled “Selling Shares in Writing” and, in particular, the information regarding medallion guarantees).

•   The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

•   Mail your request to:

AXA Enterprise Shareholder Services P.O. Box 219731 Kansas City, MO 64121-9731

•   Your proceeds (less any applicable CDSC) will be delivered by the method you choose. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or through ACH (see below).

By Wire

•   Fill out the “Telephone Exchange Privilege and/or Telephone Redemption Privilege” and “Bank Account of Record” sections on your account application.

•   Call AXA Enterprise Shareholder Services at 1-800-368-3527, visit www.axaenterprise.com or indicate in your redemption request letter that you wish to have your proceeds wired to your bank.

•   If you submit a written request, your proceeds may be wired to the bank currently on file. If written instructions are to send the wire to any other bank, or redemption proceeds are greater than $50,000, a medallion guarantee is required. On a telephone request, your proceeds may be wired only to a bank previously designated by you in writing. To change the name of the single designated bank account to receive wire redemption proceeds, you must send a written request with signature(s) guaranteed to AXA Enterprise Shareholder Services.

•   Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $10) will be deducted from the proceeds. Your bank may also charge you a fee.

By Systematic Withdrawal Plan

•   Please refer to the section entitled “Additional Investor Services” or call AXA Enterprise Shareholder Services at 1-800-368-3527 or your financial professional for more information.

•   Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

FUND SERVICES

By Telephone

•   If you have authorized this service, you may redeem your shares by telephone by calling 1-800-368-3527.

•   If you make a telephone redemption request, you must furnish the name and address of record of the registered owner, the account number and tax ID number, the amount to be redeemed, and the name of the person making the request.

•   Checks for telephone redemptions will be issued only to the registered shareowner(s) and mailed to the last address of record or exchanged into another AXA Enterprise Fund. All telephone redemption instructions are recorded and are limited to requests of $50,000 or less. If you have previously linked your bank account to your AXA Enterprise Fund account, you can have the proceeds sent via the ACH system to your bank.

•   Proceeds (less any applicable CDSC) will generally be sent on the next business day.

Participate in the Bank Purchase and Redemption Plan
• You may initiate an ACH Purchase or Redemption directly to a bank account when you have established proper instructions, including all applicable bank information, on the account.

FUND SERVICES

Selling Shares in Writing

To redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. If a written request to sell is required, a letter of instruction signed by the authorized owner is necessary. In certain situations a medallion guarantee or additional documentation may be required.

A Medallion Guarantee is necessary if:

•	Total redemption proceeds exceed $50,000;

•	A proceeds check for any amount is mailed to an address other than the address of record or not sent to the registered owner(s); or

•	Wire instructions indicate that wire proceeds should be sent to a bank other than the bank currently on file.

A Medallion Guarantee can be obtained from one of the following sources:

•	A financial professional or securities dealer;

•	A federal savings bank, cooperative or other type of bank;

•	A savings and loan or other thrift institution;

•	A credit union;

•	A securities exchange or clearing agency.

The table shows account types for which additional documentation may be necessary. Please call your financial professional or AXA Enterprise Shareholder Services regarding requirements for other account types.

Seller (Account Type)	Requirements for written requests
Individual, joint, sole proprietorship, UGMA/UTMA (minor accounts)	• The signatures on the letter must include all persons authorized to sign, including title, if applicable. • Medallion Guarantee, if applicable (see above).
Corporate or association accounts	• The signature on the letter must include all trustees authorized to sign, including title.
Owners or trustees of trust accounts

•   The signature on the letter must include all trustees authorized to sign, including title.

•   If the names of the trustees are not registered on the account, include a copy of the trust document certified within the past 60 days.

•   Medallion Guarantee, if applicable (see above).

Power of Attorney (POA)

•   The signatures on the letter must include the attorney-in-fact, indicating such title.

•   Medallion guarantee, if applicable (see above).

•   Certified copy of the POA document stating it is still in full force and effect, specifying the exact fund and account number, and certified within 60 days of receipt of instructions.*

Qualified retirement benefit plans	• The signature on the letter must include all trustees authorized to sign, including title. • Medallion Guarantee, if applicable (see above).
IRAs	• Additional documentation and distribution forms required.
*	Certification may be made on court documents by the court, usually certified by the clerk of court. POA certification may be made by a commercial bank, broker/member of a domestic stock exchange or practicing attorney.

FUND SERVICES

Exchanging Shares

How to Exchange Fund Shares

Shares of each fund generally may be exchanged for shares of the same class of any other AXA Enterprise Fund, which currently includes funds of the Trust and funds comprising The Enterprise Group of Funds, Inc., series of mutual funds for which AXA Equitable or Enterprise Capital Management, Inc., an affiliate of AXA Equitable, serves as the investment manager and for which AXA Equitable or Enterprise Capital has retained one or more sub-advisers to provide day-to-day management, without paying a sales charge or a CDSC. Shares of each AXA Enterprise Fund also may be acquired in exchange for shares of the same class of any other AXA Enterprise Fund without paying a sales charge or CDSC. For more information about any AXA Enterprise Fund that is not described in this Prospectus, including each fund’s investment policies and strategies, risks, charges and expenses, visit www.axaenterprise.com or call 1-800-432-4320 for a Prospectus. Please read the Prospectus carefully before investing.

If an exchange results in opening a new account, you are subject to the applicable minimum investment requirement. All exchanges also are subject to the eligibility requirements of the AXA Enterprise Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the fund may be legally sold. The funds may also discontinue or modify the exchange privilege on a prospective basis at any time upon notice to shareholders in accordance with applicable law. For federal income tax purposes, an exchange of fund shares for shares of another AXA Enterprise Fund is treated as a sale on which gain or loss may be recognized.

In addition, when a shareholder redeems or exchanges shares of an AXA Enterprise Fund (with the exceptions noted herein) which have been held for one month or less, the Trust will assess and retain for the benefit of the remaining shareholders, a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged. For more information, see “Purchase and Redemption Restrictions on Market-Timers and Active Traders.”

Through Your Broker or other Financial Professional

•   Call your broker or other financial professional. Your broker or other financial professional can assist you in all the steps necessary to sell shares. Your broker or financial professional may charge you for its services.

By Mail

•   Write a letter to request an exchange specifying the name of the fund from which you are exchanging, the registered account name(s) and address, the account number, the dollar amount or number of shares to be exchanged and the fund into which you are exchanging.

•   The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

•   Mail your request to:

AXA Enterprise Shareholder Services P.O. Box 219731 Kansas City, MO 64121-9731
By Telephone

•   If you have authorized this service, you may exchange by telephone by calling 1-800-368-3527.

•   If you make a telephone exchange request, you must furnish the name of the fund from which you are exchanging, the name and address of record of the registered owner, the account number and tax ID number, the dollar amount or number of shares to be exchanged, the fund into which you are exchanging, and the name of the person making the request.

By Website

•   Log into your account portfolio and select “View Account” for the fund from which you would like to make the exchange. On the next screen, choose “Fund Exchange.” Instructions on the following Exchange Request page will guide you through the final process. Previously outlined exchange guidelines apply to any online exchanges.

FUND SERVICES

Restrictions on Buying, Selling and Exchanging Shares

Purchase and Exchange Restrictions

The funds reserve the right to suspend or change the terms of purchasing, selling or exchanging shares.

Purchase and Redemption Restrictions on Market-Timers and Active Traders

Frequent exchanges or purchases and redemptions of AXA Enterprise Fund shares, including market timing and other program trading or short-term trading strategies, may be disruptive to the AXA Enterprise Funds. Such activity may adversely affect fund performance and the interests of long-term investors by requiring the fund to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, to accomodate frequent trades by investors, a fund may have to sell portfolio securities to have the cash necessary to redeem the market timer’s shares. This can happen when it is not advantageous to sell any securities, so the fund’s performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because a fund cannot predict how much cash it will have to invest. In addition, disruptive exchanges or purchases and redemptions of fund shares may impede efficient fund management and impose increased transaction costs, such as brokerage and tax costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a fund may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds that invest a significant portion of their assets in foreign securities tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than funds that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. market. Securities of small- and mid-capitalization companies and high-yield securities also present arbitrage opportunities because the market for such securities may be less liquid than the market for the securities of larger companies and higher quality bonds, which could result in pricing inefficiencies.

The Trust and the AXA Enterprise Funds discourage frequent exchanges and purchases and redemptions of AXA Enterprise Fund shares by fund shareholders and will not make special arrangements to accommodate such transactions in fund shares. As a general matter, each AXA Enterprise Fund and the Trust reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the AXA Enterprise Fund’s other shareholders or would disrupt the management of the AXA Enterprise Fund.

The Trust’s board has adopted certain procedures to discourage what it considers to be disruptive trading activity. The Trust seeks to apply its policies and procedures to all shareholders uniformly. It should be recognized, however, that such procedures are subject to limitations:

•	They do not eliminate the possibility that disruptive trading activity, including market timing, will occur or that fund performance will be affected by such activity.

•

The design of such procedures involves inherently subjective judgments, which AXA Equitable, on behalf of the Trust, seeks to make in a fair and reasonable manner consistent with the interests of all shareholders.

•

There are limits on AXA Equitable’s ability, on behalf of the Trust, to monitor and detect potentially disruptive trading activity and to impose the trading restrictions and redemption fees described herein, particularly in omnibus account arrangements, which means that some shareholders may be treated differently than others, resulting in the risk that some shareholders may be able to engage in frequent purchases and redemptions while others will bear the effect of that activity.

If AXA Equitable, on behalf of the Trust, determines that a shareholder’s exchange or purchase and redemption patterns involving the AXA Enterprise Funds are disruptive to the AXA Enterprise Funds, it may, among other things, refuse or limit any purchase or exchange order. AXA Equitable may also refuse to act on exchange or purchase instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner. In making these determinations, AXA Equitable may consider the combined exchange or purchase and redemption activity of shareholders that it believes are under common ownership, control or direction. AXA Equitable currently considers exchanges into and out of (or vice versa) an AXA Enterprise Fund in less than two-week intervals or exchanges of shares held for less than seven days as potentially disruptive trading activity.

FUND SERVICES

In addition, when a shareholder redeems or exchanges shares of an AXA Enterprise Fund (with the exceptions described below) which have been held for one month or less, the Trust will assess and retain for the benefit of the remaining shareholders, a short-term trading fee of 2% of the current net asset value of the shares being redeemed or exchanged. If the short-term trading fee is $50 or less, it may not be assessed on a redemption or exchange; however, during the 30-day period following a purchase or exchange, the fund reserves the right to collect short-term trading fees relating to a series of transactions by a shareholder if, in the aggregate, the fees total more than $50. The AXA Enterprise Funds will use the “first in, first out” method to determine the shareholder’s holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in the shareholder’s account. The AXA Enterprise Funds reserve the right to modify or discontinue the short-term trading fee at any time or from time to time.

The AXA Enterprise Funds will not assess a redemption fee with respect to certain transactions. At this time, the following shares of the AXA Enterprise Funds will not be subject to the redemption fees:

1.	Shares purchased by the reinvestment of dividends or capital gain distributions:

2.	Shares redeemed or exchanged by the Texas 529 qualified tuition savings plans;

3.	Shares redeemed or exchanged through rebalancing, or asset reallocation, wrap fee, omnibus or other program approved by AXA Equitable; and

4.	Shares redeemed by an AXA Enterprise Fund to cover various fees (e.g., account fees).

Consistent with seeking to discourage disruptive trading activity, the Trust may also, in its sole discretion and without further notice, change what it considers potentially disruptive trading activity and its monitoring procedures and thresholds, change the amount of its short-term trading fee, as well as change its procedures to restrict this activity.

Selling Restrictions

The table below describes restrictions in place on selling shares of any fund described in this Prospectus.

Restriction	Situation
The fund may suspend the right of redemption or postpone payment for more than 7 days:	• When the New York Stock Exchange is closed (other than a weekend/holiday). • During an emergency. • Any other period permitted by the SEC.
Each fund reserves the right to suspend account services or refuse transaction requests:	• With a notice of dispute between registered owners. • With suspicion/evidence of a fraudulent act.
A fund may pay the redemption price in whole or part by a distribution in kind of readily marketable securities in lieu of cash or may take up to 7 days to pay a redemption request in order to raise capital:	• When it is detrimental for a fund to make cash payments as determined in the sole discretion of AXA Equitable.
A fund may withhold redemption proceeds until the check or funds have cleared:	• When redemptions are made within 10 calendar days of purchase by check of the shares being redeemed.

If you hold certificates representing your shares, they must be sent with your request for it to be honored. The Distributor recommends that certificates be sent by registered mail.

FUND SERVICES

How Fund Shares are Priced

“Net asset value” is the price of one share of a fund without a sales charge, and is calculated each business day using the following formula:

Net Asset Value =	Total market value of securities + Cash and other assets – Liabilities
Number of outstanding shares

The net asset value of fund shares is determined according to this schedule:

•

A share’s net asset value is determined as of the close of regular trading on the New York Stock Exchange (“Exchange”) on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern Time.

•

The price you pay or receive for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received “in good order” by the Transfer Agent or an approved financial intermediary (plus or minus applicable sales charges). We consider investments to be received in good order when all required documents and your check or wired funds are received by us, the Transfer Agent or an approved financial intermediary.

•

Requests received by the Transfer Agent or an approved financial intermediary after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open.

•

A fund heavily invested in foreign securities may have net asset value changes on days when shares cannot be purchased or sold because foreign securities sometimes trade on days when a fund’s shares are not priced.

Generally, portfolio securities are valued as follows:

•	Equity securities — most recent sales price or official closing price or if there is no sale or official closing price, latest available bid price.

•	Debt securities (other than short-term obligations) — based upon pricing service valuations.

•	Short-term obligations (with maturities of 60 days or less) — amortized cost (which approximates market value).

•

Securities traded on foreign exchanges — most recent sales or bid price on the foreign exchange or market, unless a significant event or circumstance occurs after the close of that market or exchange that may materially affect its value. In that case, fair value as determined by or under the direction of the Trust’s Board of Trustees at the close of regular trading on the Exchange. Foreign currency is converted into U.S. dollar equivalent daily at current exchange rates.

•

Options — last sales price or, if not available, previous day’s sales price. If the bid price is higher or the asked price is lower than the sales price, the higher bid or lower asked price may be used. Options not traded on an exchange or actively traded are valued according to fair value methods.

•	Futures — last sales price or, if there is no sale, latest available bid price.

•	Investment company securities — shares of open-end mutual funds held by a fund will be valued at the net asset value of the shares of such funds as described in the funds’ prospectuses.

•

Other Securities — other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued at their fair value as determined in good faith under the direction of the Trust’s Board of Trustees. For example, a security whose trading has been halted during the trading day may be fair valued based on the available information at the time of the close of the trading market. Similarly, securities for which there is no ready market (e.g., securities of certain small capitalization issuers and certain issuers located in emerging markets) also may be fair valued. Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities.

Events or circumstances affecting the values of portfolio securities that occur between the closing of their principal markets and the time the net asset value is determined, such as foreign securities trading on foreign exchanges that may close before the time the net asset value is determined, may be reflected in the Trust’s calculations of net asset values for each applicable fund when

FUND SERVICES

the Trust deems that the particular event or circumstance would materially affect such fund’s net asset value. Such events or circumstances may be company specific, such as an earning report, country or region specific, such as a natural disaster, or global in nature. Such events or circumstances also may include significant price movements in the U.S. securities markets.

The effect of fair value pricing as described above is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Trust’s Board of Trustees believes reflects fair value. As such, fair value pricing is based on subjective judgments and it is possible that the fair value may differ materially from the value realized on a sale. This policy is intended to assure that the fund’s net asset value fairly reflects security values as of the time of pricing. Also, fair valuation of a fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the fund’s NAV by those traders.

Dividends and Other Distributions

The funds generally distribute most or all of their net investment income and their net realized gains, if any, annually.

Depending on your investment goals and priorities, you may choose to:

•	Reinvest all distributions;

•	Reinvest all distributions in the same class of another AXA Enterprise Fund;

•	Receive income dividends in cash while reinvesting distributions from net capital gains in additional shares of the same class of the fund or in the same class of another AXA Enterprise Fund; or

•	Receive all distributions in cash.

Unless you indicate otherwise, distributions will automatically be reinvested in shares of the same class of the fund at net asset value.

For more information or to change your distribution option, contact the Trust in writing, contact your broker or call 1-800-368-3527.

Tax Consequences

Each fund intends to meet all requirements of the Internal Revenue Code necessary to continue to qualify for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on net income and capital gains it distributes to its shareholders.

Fund distributions paid to you, whether in cash or reinvested in additional shares, are generally taxable to you (unless you invest through a tax-exempt vehicle such as an IRA or 401K plan and except for “exempt-interest dividends” described in the following section). Distributions derived from net investment income or the excess of net short-term capital gain over net long-term capital loss are taxable at ordinary income tax rates, except that a fund’s dividends attributable to “qualified dividend income” (i.e., dividends it receives on stock of most U.S. and certain foreign corporations with respect to which the fund satisfies certain holding period, debt-financing and other restrictions) generally are subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to the fund shares on which the dividends were paid. Distributions of net gains from investments that a fund owns for more than one year and that it designates as capital gain dividends generally are taxable to you as long-term capital gain, regardless of how long you have held fund shares, and also are subject to a 15% maximum federal income tax rate for individual shareholders to the extent the distributions are attributable to net capital gain the fund recognizes on sales or exchanges of capital assets through its last taxable year beginning before January 1, 2009.

An exchange of shares of a fund for shares of another AXA Enterprise Fund is treated as a sale thereof, and any resulting gain or loss will be subject to federal income tax; any such gain an individual shareholder recognizes on an exchange, or on a redemption, of his or her fund shares that have been held for more than one year will qualify for the 15% maximum federal income tax rate. If you purchase shares of a fund shortly before it declares a distribution, a portion of the purchase price may be returned to you as a taxable distribution even though it represents, in effect, a partial return of your investment.

FUND SERVICES

If you receive more than $10 in a year in taxable distributions from a fund or redemption proceeds that exceed $600 for the year, you will receive a Form 1099 in January of the following year to help you report those distributions and gain or loss on the redemption on your federal income tax return. Be sure to keep that form as a permanent record. A fee may be charged for any duplicate forms that are requested.

You should consult your tax adviser about federal, state and local taxes that may apply to the distributions and redemption proceeds you receive.

FUND SERVICES

Additional Information

Additional Investor Services

Automatic Bank Draft Plan.

An Automatic Bank Draft Plan is available for investors who wish to purchase shares of one or more of the AXA Enterprise Funds for each class (except Class Y) in amounts of $50 or more on a regular basis by having the amount of the investment automatically deducted from the investor’s checking account. The minimum initial investment for this Plan is $250. Forms authorizing this service are available from the Trust. To join the Automatic Investment Program, please refer to the section entitled “Buying Shares.”

Automatic Dollar Cost Averaging Plan

You may have your shares automatically invested on a monthly basis into the same class of one or more of the AXA Enterprise Funds. As long as you maintain a balance of $2,000 in the account from which you are transferring your shares, you may transfer $50 or more to an established account in another AXA Enterprise Fund or you may open a new account with $250 or more. This policy also applies to Class Y shares if you are not subject to the minimum. To join the Automatic Investment Program, please refer to the section entitled “Buying Shares.”

Automatic Reinvestment Plan

Dividends and capital gain distributions may be automatically reinvested in the same class of shares without a sales charge.

Dividend Diversification Program

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another AXA Enterprise Fund, subject to the eligibility requirements of that other AXA Enterprise Fund and to state securities law requirements. Shares will be purchased at the selected AXA Enterprise Fund’s net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other AXA Enterprise Fund, please carefully read the relevant information about it in the Prospectus.

Automatic Exchange Plan

AXA Enterprise Funds have an automatic exchange plan under which shares of a class of an AXA Enterprise Fund are automatically exchanged each month for shares for the same class of other AXA Enterprise Funds. There is no fee for exchanges made under this plan, but there may be a sales charge or tax consequences in certain circumstances. Please refer to the SAI for more information.

Systematic Withdrawal Plan

If you have at least $5,000 in your account, you may participate in a systematic withdrawal plan. Under this plan, you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any AXA Enterprise Fund. The proceeds of each withdrawal will be mailed to you or as you otherwise direct in writing, including to a life insurance company, including an affiliate of the Manager. The $5,000 minimum account size is not applicable to Individual Retirement Accounts. The maximum annual rate at which Class B shares may be sold under a systematic withdrawal plan is 10% of the net asset value of the account. The AXA Enterprise Funds process sales through a systematic withdrawal plan on the 15th day of the month or the following business day if the 15th is not a business day. Any income or capital gain dividends will be automatically reinvested at net asset value. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, sales for the purpose of making such payments may reduce or even exhaust the account. You should not purchase Class A shares while participating in a systematic withdrawal plan because you may be redeeming shares upon which a sales charge was already paid unless you purchased shares at net asset value. The AXA Enterprise Fund will not knowingly permit additional investments of less than $2,000 if you are making systematic withdrawals at the same time. The AXA Enterprise Fund will waive the CDSC on

FUND SERVICES

redemptions of shares made pursuant to a systematic withdrawal plan if the proceeds do not exceed 10% annually of the net asset value of the account. The AXA Enterprise Fund may amend the terms of the systematic withdrawal plan on 30 days’ notice. You or the AXA Enterprise Funds may terminate the plan at any time.

Automatic Bank Purchase Plan

If you have your bank account linked to your AXA Enterprise account, you can call Shareholder Services at 1-800-368-3527 prior to 4:00 p.m. Eastern Standard Time and purchase shares at that day’s closing price. The money will be taken from your bank account within one to five days.

AXA Enterprise Funds-Related Web Site

Visit www.axaenterprise.com to review your account balance and recent transaction, to view daily prices and performance information or to order duplicate account statements and tax information.

Transactions Through Processing Organizations

You may purchase or sell AXA Enterprise Fund shares through an organization that provides recordkeeping and consulting services to 401(k) plans or other employee benefit plans or other omnibus accounts (“Processing Organization”). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the AXA Enterprise Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the AXA Enterprise Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The AXA Enterprise Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers. Certain Processing Organizations may receive compensation from AXA Equitable or its affiliates and certain Processing Organizations may receive compensation from the AXA Enterprise Funds for shareholder recordkeeping and similar services.

GLOSSARY OF TERMS

Bid price — The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units as publicly quoted prices.

Capital gain distributions — Payments to a fund’s shareholders of profits earned from selling securities in that fund’s portfolio. Capital gain distributions are usually paid once a year.

Derivative — A financial instrument whose value and performance is based on the value and performance of another security or financial instrument.

Diversification — The strategy of investing in a wide range of companies to reduce the risk if an individual company suffers losses.

Duration — A measure of how much a bond’s price fluctuates with changes in interest rates.

Earnings growth — A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock’s price to rise.

Fundamental analysis — An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers past records or assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company’s success or failure. By appraising a company’s prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued as its current market price.

Growth investing — An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than “value” investing.

Income investing — An investment style that emphasizes companies with dividend-paying common stock.

Interest rate — Rate of interest charged for use of money, usually expressed as an annual rate.

Market capitalization — Market price of a company’s shares multiplied by number of shares outstanding. A common measure of the relative size of a company.

Net asset value (NAV) — The market value of one share of a fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a fund’s total net assets by the number of shares outstanding.

Price-to-book ratio — Current market price of a stock divided by its book value or net asset value.

Price-to-earnings ratio — Current market price of a stock divided by its earnings per share. Also known as the “multiple,” the price-to-earnings ratio gives investors an idea of how much they are paying for a company’s earning power and is a useful tool for evaluating the costs of different securities.

Value investing — An investment style that focuses on companies that may be temporarily out of favor or have earnings or assets not fully reflected in their stock prices.

Volatility — The general variability of a portfolio’s value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield — The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized based upon a formula developed by the SEC.

DESCRIPTION OF BENCHMARKS

Each fund’s performance is compared to that of a broad-based securities market index.

Broad-based securities indices are unmanaged and are not subject to fees and expenses typically associated with managed investment company portfolios. Investments cannot be made directly in a broad-based index.

Morgan Stanley Capital International World Financial Services Index

The MSCI World Financial Services Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. It is unmanaged index composed of stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East and is focused on those stocks in the financial services sector. It includes reinvested dividends.

Morgan Stanley Capital International World Index

The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. Contains an unmanaged index composed of more than 1400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. It includes reinvested dividends.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each fund’s financial performance for the periods shown. Each fund is the successor to a substantially similar investment company, as described above in the sections entitled “Fund Performance.” The financial information in the tables below was derived from the Trust’s financial statements as well as those of the relevant predecessor fund’s statements, which were audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report along with the financial statements of the Trust, is included in the Annual Report for the Trust. This information should be read in conjunction with the financial statements contained in the Annual Report for the Trust, which are incorporated by reference into the Trust’s SAI and are available upon request.

Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that a shareholder would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND

	Class A
	Year Ended October 31,		Ten Months Ended October 31, 2004(c)	Year Ended December 31,
	2006(c)	2005(c)(e)		2003(c)	2002(c)	2001(c)
Net asset value, beginning of period	$8.21	$7.64	$6.97	$5.11	$5.82	$6.62

Income (loss) from investment operations:
Net investment income	0.07	0.06	0.07	0.07	0.09	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.06	0.97	0.60	1.88	(0.63)	(0.60)

Total from investment operations	2.13	1.03	0.67	1.95	(0.54)	(0.56)

Less distributions:
Dividends from net investment income	(0.12)	(0.20)	—	(0.07)	(0.08)	(0.05)
Distributions from realized gains	(0.51)	(0.26)	—	(0.02)	(0.09)	(0.19)

Total dividends and distributions	(0.63)	(0.46)	—	(0.09)	(0.17)	(0.24)

Redemption fees	— #	— #	— #	— #	—	—

Net asset value, end of period	$9.71	$8.21	$7.64	$6.97	$5.11	$5.82

Total return (b)†	27.17%	13.80%	9.61%	38.21%	(9.21)%	(8.37)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$23,912	$13,802	$12,943	$11,152	$8,760	$13,715
Ratio of expenses to average net assets:
After waivers (a)	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%
After waivers and fees paid indirectly (a)	1.74%	1.74%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.88%	2.20%	1.92%	1.96%	1.99%	1.92%
Ratio of net investment income to average net assets:
After waivers (a)	0.83%	0.76%	1.20%	1.32%	1.55%	0.67%
After waivers and fees paid indirectly (a)	0.83%	0.77%	N/A	N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.69%	0.31%	1.03%	1.11%	1.31%	0.50%
Portfolio turnover rate (f)	19%	25%	25%	87%	9%	56%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.03	**	**	**	**

	Class B
	Year Ended October 31,		Ten Months Ended October 31, 2004(c)		Year Ended December 31,
	2006(c)	2005(c)(e)			2003(c)	2002(c)	2001(c)
Net asset value, beginning of period	$8.11	$7.55	$6.92		$5.08	$5.78	$6.57

Income (loss) from investment operations:
Net investment income	0.03	0.02	0.04		0.04	0.05	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.03	0.96	0.59		1.86	(0.61)	(0.59)

Total from investment operations	2.06	0.98	0.63		1.90	(0.56)	(0.58)

Less distributions:
Dividends from net investment income	(0.07)	(0.16)	—		(0.04)	(0.05)	(0.02)
Distributions from realized gains	(0.51)	(0.26)	—		(0.02)	(0.09)	(0.19)

Total dividends and distributions	(0.58)	(0.42)	—		(0.06)	(0.14)	(0.21)

Redemption fees	—	—	—	#	— #	—	—

Net asset value, end of period	$9.59	$8.11	$7.55		$6.92	$5.08	$5.78

Total return (b)†	26.50%	13.15%	9.10%		37.41%	(9.58)%	(8.84)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$15,657	$12,294	$10,878		$10,264	$7,725	$9,429
Ratio of expenses to average net assets:
After waivers (a)	2.30%	2.30%	2.30%		2.30%	2.30%	2.30%
After waivers and fees paid indirectly (a)	2.29%	2.29%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.43%	2.75%	2.47	%(e)	2.51%	2.55%	2.47%
Ratio of net investment income to average net assets:
After waivers (a)	0.34%	0.21%	0.65	%(e)	0.77%	0.96%	0.14%
After waivers and fees paid indirectly (a)	0.34%	0.22%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.20%	(0.24)%	0.48	%(e)	0.56%	0.71%	(0.03)%
Portfolio turnover rate (f)	19%	25%	25%		87%	9%	56%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.03		**	**	**	**

AXA ENTERPRISE GLOBAL FINANCIAL SERVICES FUND (cont’d)

	Class C
	Year Ended October 31,		Ten Months Ended October 31, 2004(c)		Year Ended December 31,
	2006(c)	2005(c)(e)			2003(c)	2002(c)	2001(c)
Net asset value, beginning of period	$8.09	$7.53	$6.90		$5.07	$5.78	$6.57

Income (loss) from investment operations:
Net investment income	0.03	0.02	0.04		0.05	0.06	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.02	0.96	0.59		1.85	(0.63)	(0.59)

Total from investment operations	2.05	0.98	0.63		1.90	(0.57)	(0.58)

Less distributions:
Dividends from net investment income	(0.07)	(0.16)	—		(0.05)	(0.05)	(0.02)
Distributions from realized gains	(0.51)	(0.26)	—		(0.02)	(0.09)	(0.19)

Total dividends and distributions	(0.58)	(0.42)	—		(0.07)	(0.14)	(0.21)

Redemption fees	— #	—	—	#	— #	—	—

Net asset value, end of period	$9.56	$8.09	$7.53		$6.90	$5.07	$5.78

Total return (b)†	26.44%	13.19%	9.13%		37.48%	(9.80)%	(8.73)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,867	$3,964	$3,548		$2,980	$1,553	$2,056
Ratio of expenses to average net assets:
After waivers (a)	2.30%	2.30%	2.30%		2.30%	2.30%	2.30%
After waivers and fees paid indirectly (a)	2.29%	2.29%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	2.43%	2.75%	2.47%		2.49%	2.54%	2.47%
Ratio of net investment income to average net assets:
After waivers (a)	0.34%	0.21%	0.65	%(e)	0.65%	0.98%	0.10%
After waivers and fees paid indirectly (a)	0.34%	0.22%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	0.20%	(0.24)%	0.48	%(e)	0.46%	0.74%	(0.07)%
Portfolio turnover rate (f)	19%	25%	25%		87%	9%	56%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.03		**	**	**	**

	Class Y
	Year Ended October 31,		Ten Months Ended October 31, 2004(c)		Year Ended December 31,
	2006(c)	2005(c)(e)			2003(c)	2002(c)	2001(c)
Net asset value, beginning of period	$8.26	$7.69	$6.98		$5.12	$5.84	$6.64

Income (loss) from investment operations:
Net investment income	0.12	0.10	0.10		0.10	0.11	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	2.06	0.97	0.61		1.87	(0.63)	(0.60)

Total from investment operations	2.18	1.07	0.71		1.97	(0.52)	(0.53)

Less distributions:
Dividends from net investment income	(0.16)	(0.24)	—		(0.09)	(0.11)	(0.08)
Distributions from realized gains	(0.51)	(0.26)	—		(0.02)	(0.09)	(0.19)

Total dividends and distributions	(0.67)	(0.50)	—		(0.11)	(0.20)	(0.27)

Redemption fees	—	—	—	#	— #	—	—

Net asset value, end of period	$9.77	$8.26	$7.69		$6.98	$5.12	$5.84

Total return (b)	27.75%	14.27%	10.17%		38.67%	(8.80)%	(7.89)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$14,440	$9,974	$8,737		$7,941	$5,754	$6,258
Ratio of expenses to average net assets:
After waivers (a)	1.30%	1.30%	1.30%		1.30%	1.30%	1.30%
After waivers and fees paid indirectly (a)	1.29%	1.29%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.43%	1.75%	1.47	%(e)	1.51%	1.55%	1.47%
Ratio of net investment income to average net assets:
After waivers (a)	1.31%	1.21%	1.65%		1.78%	1.96%	1.12%
After waivers and fees paid indirectly (a)	1.32%	1.22%	N/A		N/A	N/A	N/A
Before waivers and fees paid indirectly (a)	1.18%	0.76%	1.48%		1.57%	1.71%	0.95%
Portfolio turnover rate (f)	19%	25%	25%		87%	9%	56%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.01	$0.04		**	**	**	**

AXA ENTERPRISE SOCIALLY RESPONSIBLE FUND

	Class A
	Year Ended October 31,		Ten Months Ended October 31, 2004(c)	Year Ended December 31,
	2006(c)	2005(c)(e)		2003(c)	2002(c)	2001(c)
Net asset value, beginning of period	$10.03	$9.24	$8.96	$7.09	$8.69	$9.75

Income (loss) from investment operations:
Net investment income	0.05	0.02	0.03	0.01	— #	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.96	0.79	0.25	1.86	(1.63)	(1.05)

Total from investment operations	2.01	0.81	0.28	1.87	(1.63)	(1.04)

Less distributions:
Dividends from net investment income	—	(0.02)	—	—	—	—
Distributions from realized gains	—	— #	—	—	—	(0.02)

Total dividends and distributions	—	(0.02)	—	—	—	(0.02)

Redemption fees	— #	— #	— #	—	0.03	—

Net asset value, end of period	$12.04	$10.03	$9.24	$8.96	$7.09	$8.69

Total return (b)†	20.04%	8.79%	3.13%	26.38%	(18.41)%	(10.70)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,241	$6,888	$5,554	$3,640	$2,314	$2,053
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%
After waivers, reimbursements and fees paid indirectly (a)	1.56%	1.74%	N/A	N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	2.26%	2.75%	2.53%	3.28%	3.55%	4.05%
Ratio of net investment income to average net assets:
After waivers and reimbursements (a)	0.27%	0.17%	0.33%	0.08%	0.01%	0.10%
After waivers, reimbursements and fees paid indirectly (a)	0.47%	0.18%	N/A	N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	(0.23)%	(0.83)%	(0.45)%	(1.45)%	(1.79)%	(2.20)%
Portfolio turnover rate (f)	154%	45%	32%	39%	32%	44%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income	$0.06	$0.10	**	**	**	**

	Class B
	Year Ended October 31,			Ten Months Ended October 31, 2004(c)		Year Ended December 31,
	2006(c)		2005(c)(e)			2003(c)	2002(c)	2001(c)
Net asset value, beginning of period	$9.77		$9.03	$8.80		$7.00	$8.62	$9.74

Income (loss) from investment operations:
Net investment loss	(0.01)		(0.04)	(0.01)		(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.91		0.78	0.24		1.84	(1.60)	(1.06)

Total from investment operations	1.90		0.74	0.23		1.80	(1.64)	(1.10)

Less distributions:
Distributions from realized gains	—		—	—		—	—	(0.02)

Redemption fees	—		—	—	#	—	0.02	—

Net asset value, end of period	$11.67		$9.77	$9.03		$8.80	$7.00	$8.62

Total return (b)†	19.33%		8.31%	2.61%		25.71%	(18.79)%	(11.33)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,683		$3,020	$2,521		$1,903	$1,057	$1,036
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.30%		2.30%	2.30%		2.30%	2.30%	2.30%
After waivers, reimbursements and fees paid indirectly (a)	2.11	%(e)	2.29%	N/A		N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	2.81	%(e)	3.30%	3.08	%(e)	3.83%	4.08%	4.61%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(0.29)%		(0.38)%	(0.22	)%(e)	(0.48)%	(0.53)%	(0.43)%
After waivers, reimbursements and fees paid indirectly (a)	(0.09)%		(0.37)%	N/A		N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	(0.78)%		(1.38)%	(1.00	)%(e)	(2.01)%	(2.31)%	(2.74)%
Portfolio turnover rate (f)	154%		45%	32%		39%	32%	44%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.05		$0.10		**	**	**	**

AXA ENTERPRISE SOCIALLY RESPONSIBLE FUND (cont’d)

	Class C
	Year Ended October 31,		Ten Months Ended October 31, 2004(c)		Year Ended December 31,
	2006(c)	2005(c)(e)			2003(c)	2002(c)	2001(c)
Net asset value, beginning of period	$9.77	$9.03	$8.79		$6.99	$8.62	$9.74

Income (loss) from investment operations:
Net investment loss	(0.01)	(0.04)	(0.01)		(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.90	0.78	0.25		1.84	(1.61)	(1.06)

Total from investment operations	1.89	0.74	0.24		1.80	(1.65)	(1.10)

Less distributions:
Distributions from realized gains	—	—	—		—	—	(0.02)

Redemption fees	—	—	—	#	—	0.02	—

Net asset value, end of period	$11.66	$9.77	$9.03		$8.79	$6.99	$8.62

Total return (b)†	19.34%	8.19%	2.73%		25.75%	(18.91)%	(11.33)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,580	$3,598	$2,200		$1,439	$632	$475
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	2.30%	2.30%	2.30%		2.30%	2.30%	2.30%
After waivers, reimbursements and fees paid indirectly (a)	2.11%	2.29%	N/A		N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	2.81%	3.30%	3.08%		3.80%	4.14%	4.63%
Ratio of net investment loss to average net assets:
After waivers and reimbursements (a)	(0.27)%	(0.38)%	(0.22	)%(e)	(0.51)%	(0.57)%	(0.43)%
After waivers, reimbursements and fees paid indirectly (a)	(0.08)%	(0.37)%	N/A		N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	(0.78)%	(1.38)%	(1.00	)%(e)	(2.01)%	(2.41)%	(2.76)%
Portfolio turnover rate (f)	154%	45%	32%		39%	32%	44%
Effect of contractual expense limitation during the period:
Per share benefit to net investment loss	$0.06	$0.10		**	**	**	**

	Class Y
	Year Ended October 31,			Ten Months Ended October 31, 2004(c)		Year Ended December 31,
	2006(c)		2005(c)(e)			2003(c)	2002(c)	2001(c)
Net asset value, beginning of period	$10.22		$9.42	$9.10		$7.17	$8.74	$9.76

Income (loss) from investment operations:
Net investment income (loss)	0.11		0.06	0.03		(0.04)	0.03	0.05
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.99		0.81	0.29		1.97	(1.62)	(1.05)

Total from investment operations	2.10		0.87	0.32		1.93	(1.59)	(1.00)

Less distributions:
Dividends from net investment income	—		(0.07)	—		—	—	—
Distributions from realized gains	—		—	—		—	—	(0.02)

Total dividends and distributions	—		(0.07)	—		—	—	(0.02)

Redemption fees	—		—	—	#	—	0.02	—

Net asset value, end of period	$12.32		$10.22	$9.42		$9.10	$7.17	$8.74

Total return (b)	20.55%		9.22%	3.52%		26.92%	(17.96)%	(10.28)%

Ratios/Supplemental Data:
Net assets, end of period (000’s)	$820		$4,994	$1,917		$225	$126	$120
Ratio of expenses to average net assets:
After waivers and reimbursements (a)	1.30%		1.30%	1.30%		1.30%	1.30%	1.30%
After waivers, reimbursements and fees paid indirectly (a)	1.11	%(e)	1.29%	N/A		N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	1.81	%(e)	2.30%	2.08	%(e)	2.80%	3.12%	3.63%
Ratio of net investment income (loss) to average net assets:
After waivers and reimbursements (a)	0.64%		0.62%	0.78	%(e)	0.50%	0.44%	0.57%
After waivers, reimbursements and fees paid indirectly (a)	1.02%		0.63%	N/A		N/A	N/A	N/A
Before waivers, reimbursements and fees paid indirectly (a)	0.32%		(0.38)%	0.00	%@(e)	(1.00)%	(1.38)%	(1.76)%
Portfolio turnover rate (f)	154%		45%	32%		39%	32%	44%
Effect of contractual expense limitation during the period:
Per share benefit to net investment income (loss)	$0.04		$0.10		**	**	**	**

AXA ENTERPRISE FUNDS (cont’d)

*	Commencement of Operations.
**	Prior to the year ended October 31, 2005, these ratios and per share amounts were not provided.
#	Per share amount is less than $0.005.
@	Ratio amount is less than 0.005%
†	The total returns for Class A, Class B and Class C do not include sales charges.
(a)	Ratios for periods less than one year are annualized.
(b)	Total return for periods less than one year are not annualized.
(c)	Net investment income and capital changes per share are based on daily average shares outstanding.
(d)	In 2003, 0.21% of the Fund’s total return consisted of a voluntary reimbursement by the investment advisor for a realized investment loss.
(e)	Reflects overall fund ratios adjusted for class specific expenses.
(f)	Portfolio turnover rate for periods less than one year are not annualized.
(g)	The financial highlights for the periods prior to July 29, 2005 (the “merger date”) reflect the per share amounts and ratios of the Enterprise Multi-Cap Growth Fund. All per share amounts prior to the merger date have been adjusted to reflect the conversion ratio applied to the Multi-Cap Growth Fund shares in connection with the merger transaction, as described in the notes to the financial statements.

If you would like more information about the funds, the following documents are available free upon request and on the funds’ website at www.axaenterprise.com.

Annual and Semi-Annual Reports — Includes more information about the funds’ performance. The reports usually include performance information, a discussion of market conditions and the investment strategies that affected the funds’ performance during the most recent fiscal year or period.

Portfolio Holdings Disclosure — A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio securities is available (i) in the funds’ SAI and (ii) on the funds’ website.

To order a free copy of a fund’s SAI and/or Annual and Semi-Annual Report,

contact your financial professional or the Distributor at:

Enterprise Fund Distributors, Inc.

Atlanta Financial Center

3343 Peachtree Road, N.E. Suite 450

Atlanta, Georgia 30326

Telephone: 1-800-432-4320

Internet: www.axaenterprise.com

Your financial professional or AXA Enterprise Funds Trust will also be happy to answer your questions or to provide any additional information that you may require.

Information about the funds (including the SAI) can be reviewed and copied at the

SEC’s Public Reference Room in Washington, D.C. Information on the operation of the

Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC’s

Internet site at:

http://www.sec.gov.

Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following E-mail address:

publicinfo@sec.gov or by writing the

SEC’s Public Reference Section,

Washington, D.C. 20549-0102.

AXA Enterprise Funds Trust

AXA Enterprise Global Financial Services Fund

AXA Enterprise Socially Responsible Fund

(Investment Company Act File No. 811-21695)

© 2007 AXA Enterprise Funds